[logo]

                                 ANNUAL
                                 REPORT
                                  1997

                           RSI RETIREMENT TRUST



                         CORE EQUITY FUND
                         VALUE EQUITY FUND
                         EMERGING GROWTH EQUITY FUND
                         INTERNATIONAL EQUITY FUND
                         ACTIVELY MANAGED BOND FUND
                         INTERMEDIATE-TERM BOND FUND
                         SHORT-TERM INVESTMENT FUND
                         DEDICATED BOND FUND




                               BROKER/DEALER:

                             RETIREMENT SYSTEM
                             Distributors Inc.

                               P.O. Box 2064
                           Grand Central Station
                          New York, NY 10163-2064

TABLE OF CONTENTS
------------------------------------------------------

President's Message......................................................          1
Investment Review........................................................          2
Combined Financial Statements............................................         20
Financial Statements of Investment Funds.................................         22
    Core Equity Fund.....................................................         22
    Value Equity Fund....................................................         26
    Emerging Growth Equity Fund..........................................         30
    International Equity Fund............................................         35
    Actively Managed Bond Fund...........................................         42
    Intermediate-Term Bond Fund..........................................         48
    Short-Term Investment Fund...........................................         53
Notes to Financial Statements............................................         57
Independent Auditor's Report.............................................         74
Annual Meeting Results...................................................         75
Officers, Consultants, Investment Managers and Custodians................         77
Board of Trustees........................................................         78

[LOGO]
is a registered trademark of Retirement System Group Inc.

                 PRESIDENT'S MESSAGE
                 To Our Unitholders:

                 The past year was another great year for the stock market, and a healthy year for the bond market.

                     While some of the equity funds in the Trust turned in
                 somewhat disappointing returns for the fiscal year ended September 1997, the funds' longer-term performances were solid, with all but one of the funds outperforming their respective benchmarks for the five-year period ended September 30, 1997.

                     Overall, the two funds on the fixed-income side of the
                 Trust turned in strong performances, outperforming their benchmarks for the one-year period, and most importantly, for the five- and ten-year periods, as well. As always, the most critical factor when investing the assets of our unitholders continues to be investing for the long-term. We are always mindful of the fact that you are entrusting us with retirement assets, money that has to be there when needed. Bearing that in mind, we look to achieve the highest returns possible, while at the same time staying within prudent risk guidelines.

                     While the stock market has enjoyed three great years of
                 equity performance, it is unlikely that this can be sustained in the coming years. This fact reinforces why it is so critical for investors to focus on asset allocation among stocks, bonds and cash in their pursuit to achieve superior long-term results.

                     On behalf of the Board of Trustees, I would like to thank
                 you, our unitholders, for choosing RSI Retirement Trust to help meet your retirement savings goals. We are committed to doing whatever it takes to meet and exceed those goals. Thank you for your continued support.

                                               Sincerely,

                                                      [LOGO]

                                               William Dannecker
                                               President and Trustee

                                               October 31, 1997

                 INVESTMENT REVIEW
                 CORE EQUITY FUND
                 The Core Equity Fund seeks capital appreciation over the long term. The Fund invests in a broadly diversified group of high-quality, medium-to-large companies which the manager, Retirement System Investors Inc., believes to be reasonably valued relative to their earnings growth potential.

                 MARKET ENVIRONMENT
                 Continued economic growth, low inflation, benign interest rates, heavy corporate stock repurchases and huge cash inflow by mutual fund investors have propelled the stock market over the past several years. (The most recent 12 months was no exception with the broad equity market, as measured by the Standard & Poor's 500 Index, up 40.50%.) Corporate earnings have benefited from productivity gains from technological innovations, downsizing of costs and the improved competitive position of U.S. companies. The surprise has been that inflation has stayed so low so long, despite strong economic growth and high utilization of resources and tight labor markets.

                     Market valuations at 19 times forward earnings and over 20 times trailing earnings are at the upper end of past ranges. However, the current level of valuation may be sustained, as long as economic growth does not get too strong, inflation and interest rates do not rise, earnings growth and profit margins stay robust, and supply and demand trends for equities remain favorable. Conversely, market downside risks could increase if interest rates rise, profit pressures develop, or if the strong cash flow trends into equity mutual funds moderate significantly.

                     Large cap stocks, which the Fund holds, showed substantial strength as the period began, but weakened as investor sentiment became more bearish. Finally, large cap stocks rose relentlessly until a late summer swoon softened the advance. Overall, the stock market moved tangibly higher during the year, setting numerous new highs in the popular averages along the way.

                     Portfolio stock selection in the latter part of the year
                 emphasized defensiveness, focusing on the lower price/earnings multiple issues as the large cap growth issues become more sensitive to investor sentiment. The portfolio manager continues to be a buyer on weakness in individual securities, where fundamentals remain in place and on corrections in the EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 general market.
               MEASURING RISK AND RETURN
              CORE EQUITY FUND VS S&P 500
           FOR 10-YEAR PERIOD ENDED 9/30/97
                                                          CORE EQUITY    S&P 500
Return                                                          13.62%      14.73%
Risk                                                            13.13%      13.45%
This chart compares the historical average annual
total return and the risk (as measured by the standard
deviation) of the Core Equity Fund and the
Standard & Poor's 500 Index for the ten-year
period ended 9/30/97. The S&P 500 Index is an
unmanaged index of common stocks widely used
as a measure of the broad equity market, and is a
representative market index for this Fund.
Standard deviation is a statistical measure of vol-
atility often used as a measure of risk. In general,
the greater the standard deviation, the greater the
tendency to vary from the average annual total
return. By comparing the magnitude of the stan-
dard deviations, the relative volatility of each
investment can be determined. A lower standard
deviation reflects lower volatility.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                            CORE EQUITY FUND VS     S&P 500
87                                    $10,000.00    $10,000.00
88                                     $8,570.09     $8,750.60
89                                    $11,406.54    $11,626.04
90                                    $10,903.31    $10,543.40
91                                    $13,036.87    $13,838.48
92                                    $14,171.94    $15,368.82
93                                    $16,244.28    $17,367.87
94                                    $16,752.94    $18,006.41
95                                    $21,999.72    $23,357.05
96                                    $26,643.63    $28,113.43
97                                    $35,846.68    $39,501.74
Core Equity: $35,847
S&P 500: $39,501
Growth of $10,000
                                     Core Equity       S&P 500
1 year                                    13,454        14,050
5 year                                    25,294        25,702
10 year                                   35,847        39,501
Cumulative Returns
1 year                                    34.54%        40.50%
5 year                                   152.94%       157.02%
10 year                                  258.47%       295.01%
Average Annual Returns
1 year                                    34.54%        40.50%
5 year                                    20.39%        20.78%
10 year                                   13.62%        14.73%

                 PERFORMANCE RESULTS

                 The Core Equity Fund returned
                 34.54% for the one-year period
                 ended September 30,
                 1997, underperforming the S&P 500, which posted a 40.50% return for the same period. The S&P 500 is an unmanaged representative index of the broad equity market. (All market index results that appear in this report are gross, since expenses are not applicable.) For the five and ten years ended September 30, 1997, the Core Fund produced an average annual return of 20.39% and 13.62%, respectively, while the S&P 500 posted an average annual return of 20.78% and 14.73% for these same two periods.

                     It should be noted that the Core Equity Fund's annualized
                 return for the ten years ended September 30, 1997, was achieved while taking less risk (as measured by standard deviation) than the S&P 500 (see chart on page 2).

                     For the one-year period ended September 30, 1997, the
                 Fund's return of 34.54% trailed the 35.76% return of its Lipper benchmark, the Lipper Growth and Income Funds Average, for the same period. For the longer-term period of five and ten years ended September 30, 1997, the Fund's annualized return of 20.39% and 13.62% compared favorably with the Lipper benchmark's annualized returns of 18.66% and 13.17% for the same two periods. The five-year performance results placed Core in the top 26% of its Lipper grouping (58th out of 225 funds; rankings are based on total returns). Past performance cannot predict future results.

                 CORE EQUITY FUND VS LIPPER GROWTH AND INCOME FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1997
                 ---------------------------------------------------------------

                                                        Annualized
                                                  -----------------------
                                        1 Year     5 Years     10 Years
                                      ----------  ----------  -----------
CORE EQUITY FUND(1)                       34.54%      20.39%       13.62%
Lipper Growth & Income Funds Avg.(2)      35.76       18.66        13.17

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------
                 VALUE EQUITY FUND

                 The Value Equity Fund seeks income and capital appreciation by investing in a diversified portfolio of stocks with a below average price-to-earnings (P/E) ratio and above-average growth prospects. The portfolio typically has a dividend yield that is higher than the market itself. The aim of the portfolio manager, Retirement System Investors Inc., is to produce above-market returns by choosing stocks whose current prices do not adequately reflect their ability to grow earnings and dividends over time. (Retirement System Investors Inc. became the manager of this Fund effective April 1, 1995.)

                 MARKET ENVIRONMENT

                 In fiscal year 1997, value stocks modestly outperformed the broad equity market (the Russell 1000 Value Index returned 42.31% for the one year ended September 30, 1997 versus the S&P 500 return of 40.50%). Stand out sectors were financial companies, such as banks and insurers, energy services, and to a lesser extent, stocks of cyclical companies, whose fortunes are tied to the economic cycle, especially transportation (air and trucking), retail and construction materials. The technology sector of the stock market was, as in 1996, among the broad market's strongest.

                     As the year progressed, it became apparent that the economy was vigorous, with inflation remaining quiescent and nominal interest rates staying low, an excellent environment for stocks generally and financial stocks in particular. Strong corporate earnings, corporate stock buybacks, favorable investor fund flows, and low interest rates were all positive factors in the market's rise. Additionally, a few cyclical industry groups whose companies' operations fare well in an expansion, but whose prospects had been underappreciated (due to a previous disbelief that the economic expansion could really continue), came to life. This includes such groups as trucking and air transportation, retailing, and certain materials groups.

                     Additionally, as inflation continued low, pricing power
                 became an issue for many companies. Most growth companies generate the bulk of their earnings expansion by turning out rapidly increasing units. A typical value company, on the other hand, may experience solid unit growth, but frequently it is price per unit and attention to cost controls which drives earnings. In fiscal year 1997, those cyclical industries where limited supply and strong demand gave companies pricing power, such as cement and oil drilling, did well on a relative basis compared to other heavy industries more subject to either adequate domestic capacity or foreign competition. Technology stocks, while volatile, again outperformed the broader market. The market favored cyclical issues towards the end of the fiscal year partly in a rotation away from large multinational companies whose earnings suffered from the strong dollar.

                     The Fund's weightings in the
                 following industries helped
                 performance, as did stock
                 selection within industries and
                 the owning of a number of merger
                 targets: the financial sector,
                 including money center banks,
                 brokers and insurers; offshore
                 oil drilling and oil service;
                 integrated international energy
                 companies; "value" technology
                 issues, both hardware and
                 software; cement; retail; and
                 air freight. Certain special
                 situations
                 investments--companies with
                 unique, slow to be recognized
                 investment appeal--added to the
                 portfolio's outperformance. The
                 upwards revaluing of stocks
                 opportunistically purchased when
                 temporarily out of favor also
                 helped portfolio performance.
                 While underweighted versus the
                 Russell Index, the portfolio's
                 exposure to utilities, both
                 electric and telephone, hurt
                 performance, as did a moderate
                 position in oil refining, an
                 industry we believe is likely to
                 slowly become significantly more
                 profitable. (As noted below, the
                 Value Equity Fund returned
                 44.59% for the year and compared
                 favorably with the Russell 1000
                 Value Index.)

                 PERFORMANCE RESULTS

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 For the one-year period ended September 30,
                MEASURING RISK AND RETURN
                  VALUE EQUITY FUND VS
                RUSSELL 1000 VALUE INDEX
            FOR 10-YEAR PERIOD ENDED 9/30/97
                                                           VALUE EQUITY   RUSSELL 1000 VALUE
Return                                                            12.16%               14.81%
Risk                                                              15.66%               13.11%
This chart compares the historical average annual
total return and the risk (as measured by the stan-
dard deviation) of the Value Equity Fund and the
Russell 1000 Value Index for the ten-year period ended
9/30/97. The Russell 1000 Value Index is a representative
market index for this Fund. See the Core Equity
Fund chart (p. 2) for a definition of standard
deviation.

                 1997, the Value Equity Fund returned 44.59%, outpacing the 42.31% return of the Russell 1000 Value Index, an unmanaged representative index reflecting the performance of 705 stocks with a less-than-average growth orientation. For the five-and ten-year periods ended September 30, 1997, the Fund produced annual returns of 20.12% and 12.16%, respectively, compared to annualized returns of 21.69% and 14.81% for the Russell 1000 Value Index. The Fund's risk profile, as measured by standard deviation, versus the market (the Russell 1000 Value) is reflected in the chart above.

                     The Value Equity Fund's return of 44.59% for the one-year
                 period ended September 30, 1997--the best return of any Trust fund--easily outperformed the 35.76% return of the Lipper Growth and Income Funds Average, a representative performance benchmark, for the same period. The Value Fund's performance placed it in the top 8% of its Lipper grouping (42nd out of 576 funds). For the five years ended September 30, 1997, the Fund's annualized return was 20.12%, outpacing the Lipper benchmark return of 18.66% per annum for the period. For the recent ten-year period, the Fund returned 12.16% per year versus the 13.17% annualized return for the Lipper benchmark. Past performance cannot predict future results.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                            VALUE EQUITY FUND VS    RUSSELL 1000 VALUE INDEX
87                                     $10,000.00                  $10,000.00
88                                      $9,231.61                   $9,461.53
89                                     $11,504.09                  $12,147.56
90                                      $8,728.36                  $10,293.02
91                                     $11,798.94                  $13,271.05
92                                     $12,600.91                  $14,915.97
93                                     $14,545.43                  $18,699.00
94                                     $14,858.53                  $18,570.93
95                                     $17,923.62                  $23,712.99
96                                     $21,790.68                  $27,969.27
97                                     $31,507.78                  $39,803.60
Value Equity: $31,508
Russell 1000: $39,804
Growth of $10,000
                                     Value Equity                Russell 1000
1 year                                    $14,459                     $14,231
5 year                                    $25,004                     $26,685
10 year                                   $31,508                     $39,804
Cumulative Returns
1 year                                     44.59%                      42.31%
5 year                                    150.04%                     166.85%
10 year                                   215.08%                     298.04%
Average Annual Returns
1 year                                     44.59%                      42.31%
5 year                                     20.12%                      21.69%
10 year                                    12.16%                      14.81%

                 VALUE EQUITY FUND VS LIPPER GROWTH
                 AND INCOME FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1997
                 ---------------------------------------------------------------

                                                        Annualized
                                                  -----------------------
                                        1 Year     5 Years     10 Years
                                      ----------  ----------  -----------
VALUE EQUITY FUND(1)                      44.59%      20.12%       12.16%
Lipper Growth & Income Funds Avg.(2)      35.76       18.66        13.17

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 EMERGING GROWTH EQUITY FUND

                 The Emerging Growth Equity Fund, a fund that has above-average volatility, seeks capital appreciation through investment in quality growth stocks of smaller companies--those in the $50 million to $750 million capitalization range at time of purchase.

                 MARKET ENVIRONMENT

                 For the one-year period ended September 30, 1997, economic growth, as measured by the Gross Domestic Product ("GDP"), was quite strong. For the fourth quarter 1996, the GDP was 4.3%, annualized; for the first quarter 1997, it stood at 4.9%, annualized, but declined to 3.3%, annualized, for the second quarter, 1997. For the final quarter of fiscal year 1997, the GDP grew at a 3.5% annual rate. The domestic equity markets during the period showed strong double digit returns as corporate earnings growth continued to show solid gains and inflation remained rather stable (2.2% level for this one-year period). Strong economic growth and superior stock market results were achieved despite an interest rate environment that experienced both rising rates during the first quarter, 1997, followed by generally declining rates thereafter.

                     Small capitalization companies peaked on June 5, 1996 and
                 were quite volatile through the market low, which occurred on April 25, 1997. During this period, the Russell 2000 Growth Index, an appropriate benchmark for small capitalization growth stocks, declined 20.08%, while the broad equity market (S&P 500 Index) was up 14.86%. For the first two quarters of fiscal year 1997, the Russell 2000 Growth Index experienced returns of +0.27% and -10.49%, respectively. However, subsequent to the market low for small cap stocks on April 25th, the Russell 2000 Growth Index rose 42.64% through September 30, 1997 while the broad equity market was up not EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 quite half as much at 24.81%.
                   MEASURING RISK AND RETURN
                 EMERGING GROWTH EQUITY FUND VS
                   RUSSELL 2000 GROWTH INDEX
                FOR 10-YEAR PERIOD ENDED 9/30/97
                                                                    EMERGING GROWTH     RUSSELL 2000 GROWTH
Return                                                                         16.59%                  10.32%
Risk                                                                           22.55%                  21.80%
This chart compares the historical average annual
total return and the risk (as measured by the stan-
dard deviation) of the Emerging Growth Equity
Fund and the Russell 2000 Growth Index for the ten-year period ended 9/30/97. The Russell 2000 Index is a representa-
tive market index for this Fund. See the Core
Equity Fund chart (p. 2) for a definition of stan-
dard deviation.

                     The major turnaround in this market--subsequent to its
                 low--provided for a respectable return for the year, with the Russell 2000 Growth Index returning 23.35%. The Russell 2000, an index that includes both small cap value and growth stocks, rose 33.19% for the one-year period. However, the broad equity market (which contains a high percentage of large cap stocks), was up over 40% for the year. (For comparative purposes, in fiscal year 1996, the Russell 2000 Growth Index rose 12.61% and the Russell 2000 Index returned 13.13% while the S&P 500 reflected a 20.36% result.)

                     The Emerging Growth Equity Fund is managed by two
                 investment managers under sub-advisory agreements with Retirement System Investors Inc. Effective April 1, 1997, the HLM Management Company, Inc. ("HLM") replaced The Putnam Advisory Company, Inc. ("Putnam") whose contract was terminated. Friess Associates, Inc. ("Friess") has been the other portfolio manager since January 1, 1990. As of September 30, 1997, Friess was managing 65% of the assets of the Fund and HLM was managing the remaining 35%.

                     Friess is a small market capitalization, aggressive
                 growth-oriented manager. At the start of the year, Friess maintained over 83% of the portfolio assets in consumer, technology and energy sectors of the market. Exposure moderated somewhat in the consumer areas during the year, with large increases in the energy and financial areas.

                     Friess turned in an exceptionally strong performance for
                 fiscal year 1997, with a gross return of 46.21% for its portion of the Fund, or 22.86% higher than the Russell 2000 Growth Index. (For fiscal year 1996, Friess' gross return was 20.86%, and exceeded the 12.61% return of the Russell 2000 Growth Index by 8.25%.) Of particular importance to the success of Friess' performance in fiscal year 1997 was the dramatic shift away from technology in the first half, when the sector was exceptionally weak. Exposure dropped from almost 33% of the portfolio to under 20%. In sharp contrast, by early April, Friess had aggressively added back to its technology positions, moving total exposure in the second half of the year to almost 30% of the portfolio at a time when technology stocks resumed their rapid stock price appreciation in the marketplace.

                     Friess maintains strategic locations in key geographic
                 areas in the U.S. This structure facilitates Friess' analysts in making direct contact with company management, as well as with customers, suppliers and competitors. This enables each analyst to identify those companies with dramatically positive sales and earnings growth prospects, strong order flow and important market share growth trends well before the investment marketplace in general. At September 30, 1997, the portion of the Fund's portfolio managed by Friess held 88 stocks (up from 74 holdings at September 30, 1996).

                     HLM (and Putnam before) invests in small capitalization
                 stocks and is a more conservative emerging growth company manager than Friess. It invests in high-quality emerging companies that are entrepreneurially managed, rapidly growing and have the potential to become profitable industry leaders. At time of purchase, the companies will normally have a market value of $100-$500 million. A substantial majority of HLM's portfolio companies have completed IPO's within the past four years. For the six months ended March 31, 1997, when Putnam managed the portfolio, the gross return was -16.31%, an underperformance versus the Russell 2000 Growth Index return of 6.06%. During this period, negative performing sectors, principally technology and health care, were the two major underachievers, and contributed significantly to the shortfall in performance vis-a-vis the market.

                     HLM's gross performance for the six months ended September
                 30, 1997, at 26.25%, trailed the Russell 2000 Growth Index by 11.19% (the Russell 2000 Growth Index returned 37.44%). HLM inherited the portfolio from Putnam and restructured it in April, a month which resulted in serious underperformance, and significantly affected their results for the six months ended September 30, 1997. Since the market low, HLM's gross performance, at 37.59%, achieved a return that was in line with the Russell 2000 Index, but trailed the Russell 2000 Growth Index, which returned 42.64%. Larger than normal earnings surprises in technology and biotechnology, coupled with heavy weightings in healthcare services and commercial services (which underperformed during this period), were the principal reasons for the shortfall in performance. The strongest contributors to HLM's performance were in energy, electronics, healthcare and business services sectors.

                     For the past six months, HLM's industry concentrations have not shifted meaningfully as the focus has remained on healthcare, technology and the broadly defined consumer and business services sector. Although small stocks' performance was improving in the latter part of the year, it was only in September that the performance also encompassed the lower end of the small cap market where HLM focuses, and where 32% of their portfolio was positioned at fiscal year end. (At September 30, 1997, the average market cap was $444 million for HLM and $555 million for Friess.) At September 30, 1997, the portion of the Fund managed by HLM held 57 stocks, of which only four overlapped with the Friess holdings. Despite the major differences in performance results achieved by the managers, the Fund's net return, as noted below, outperformed the Russell 2000 Growth Index by 259 basis points for the year.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                                   EMERGING GROWTH EQUITY FUND VS     RUSSELL 2000 GROWTH INDEX
87                                                       $10,000.00                    $10,000.00
88                                                        $9,144.41                     $8,394.72
89                                                       $10,550.41                    $10,368.05
90                                                        $8,223.09                     $7,647.93
91                                                       $12,820.77                    $11,531.19
92                                                       $13,326.13                    $11,505.87
93                                                       $19,511.30                    $14,863.80
94                                                       $19,753.00                    $14,994.00
95                                                       $28,882.44                    $19,218.90
96                                                       $36,841.87                    $21,642.11
97                                                       $46,399.77                    $26,696.49
Emerging Growth: $46,400
Russell 2000 Growth: $26,696
Growth of $10,000
                                             Emerging Growth Equity           Russell 2000 Growth
1 year                                                      $12,594                       $12,335
5 year                                                      $34,819                       $22,203
10 year                                                     $46,400                       $26,696
Cumulative Returns
1 year                                                       25.94%                        23.35%
5 year                                                      248.19%                       132.03%
10 year                                                     364.00%                       166.96%
Average Annual Returns
1 year                                                       25.94%                        23.35%
5 year                                                       28.34%                        18.33%
10 year                                                      16.59%                        10.32%

                 PERFORMANCE RESULTS

                 The Emerging Growth Equity Fund
                 achieved a return of 25.94% for
                 the one-year period
                 ended September 30, 1997, exceeding the 23.35% return of the Russell 2000 Growth Index, a representative index that reflects the performance of the small company growth securities component of the Russell 2000 Index. Over the longer term (five and ten years ended September 30, 1997), the Fund also easily outperformed the Russell 2000 Growth Index, achieving an average annual return of 28.34% and 16.59% per year, respectively, compared to the 18.33% and 10.32% return per year for the Russell 2000 Growth Index. The Fund's risk profile (as measured by standard deviation) versus the market (the Russell 2000 Index) is reflected in the chart on page 7.

                     For the one-year period ended September 30, 1997, the
                 Emerging Growth Fund produced a return of 25.94%, compared to the Lipper Small Company Growth Funds Average return of 29.79%. The Fund's five-year return of 28.34%, annualized, outperformed its Lipper benchmark by 726 basis points and placed it in the top 4% of its Lipper grouping (5th out of 125 funds). For the longer term (ten years ended September 30, 1997), the Emerging Growth Equity Fund, with an annualized return of 16.59%, reflected a performance advantage over the 14.29% per year return of the Lipper benchmark. This return placed the Fund in the top 24% of its Lipper grouping for the same time period (12th out of 52 funds). Past performance cannot predict future results.

                 EMERGING GROWTH EQUITY FUNDS VS LIPPER SMALL COMPANY GROWTH FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1997
                 ---------------------------------------------------------------

                                                             Annualized
                                                       -----------------------
                                             1 Year     5 Years     10 Years
                                           ----------  ----------  -----------
EMERGING GROWTH EQUITY FUND(1)                 25.94%      28.34%       16.59%
Lipper Small Company Growth Funds Avg.(2)      29.79       21.08        14.29

                 1. All performance results shown are net of management fees and all related investment expenses.
                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 INTERNATIONAL EQUITY FUND
                 The International Equity Fund seeks capital appreciation over time by investing in stocks that are headquartered in foreign countries, in order to take advantage of opportunities outside the U.S. capital markets. While holdings are principally concentrated in the larger markets abroad (including small capitalization companies), some investments are also made in emerging markets. The portfolio manager, Morgan Grenfell Investment Services Ltd. ("Morgan Grenfell"), looks for companies whose current prices, in their view, do not reflect their true earnings potential, and for stocks that are misperceived by investors, and therefore, are selling at undervalued prices. (Morgan Grenfell manages under a sub-advisory agreement with Retirement System Investors Inc.)

                 MARKET ENVIRONMENT
                 The continuation of the favorable conditions of 1996, namely, benign inflation, stable to low interest rates and continuing improvements in productivity and corporate profits, allowed Western equity markets to produce strong returns in the year ended September 30, 1997. Similar returns to the exceptionally strong performance in the U.S. were also forthcoming in many European markets, where lower interest rates, driven by EMU convergence, allowed equity markets to prosper. Stunning performances were seen from smaller European markets, such as Finland (+63%) and Spain (+58%), and "core" Europe--France and Germany--which returned 23.8% and 31.3%, respectively. The returns of these markets contrasted vividly with the returns produced by the markets of the East. The Japanese economy, having produced strong growth in 1996, began to labor under the burden of fiscal tightening, continued bad debt problems in the construction and banking industries and various corporate mismanagement scandals. These factors culminated in the second quarter, with GDP growth reflecting the worst figure seen for 23 years. The stocks sold off and so the largest market in the world outside the U.S.
                 returned -15.7% in dollar terms
                 during the period under review.

                     Japan was not alone in
                 having problems. The minor
                 markets of Asia underwent
                 considerable turmoil, as
                 currency weakness dragged down
                 equity markets and threatened
                 the stability of the entire
                 section. Worst hit was Thailand
                 (-63.7%), followed by the
                 Philippines (-48.0%) and
                 Indonesia (-31.2%). Hong Kong
                 was a notable exception
                 (+20.9%), where confidence was
                 maintained and the hand over to
                 China in June proceeded without
                 incident.

                     In contrast to the emerging
                 markets of the East were those
                 in Latin America, which
                 performed extremely strongly.
                 Governments aware of the
                 problems associated with the
                 Mexican Peso devaluation of 1994
                 pursued responsible fiscal and
                 monetary policies, aided by
                 strong returns in the U.S.,
                 Mexico (which returned 59.2%),
                 and Brazil (which was up 60.7%).
                 Overall, the MSCI Emerging
                 Markets Free Index returned
                 6.6%, while the
                 broader MSCI EAFE returned 12.2% for fiscal year 1997.

                     The Fund's portfolio manager did not significantly alter
                 strategy during the year, although the Japanese weighting was reduced further to 25% versus an average index weighting of 32%. The portfolio's overweighted position in Hong Kong (high of 8.4%) was reduced in the second quarter and was at a neutrally weighted position versus the index (3.7%) at fiscal year end. Small positions in the emerging markets were maintained. In Europe, the peripheral markets continued to be favored, with a significant underweighting evident in Germany (3.9% vs. 8.4%). Latin American positions were also maintained with a slight preference to Brazil and Mexico. As a result of strong stock selection, positive asset allocation, and successful hedging, the International Equity Fund reflected a gross return of 15.08% for the fiscal year, or 290 basis points ahead of the non-U.S. stock markets, as measured by the MSCI EAFE Index, which returned 12.18%. For the past three fiscal years, the MSCI EAFE Index has significantly trailed the U.S. stock market performance, with returns of 5.80% in 1995, 8.61% in 1996 and 12.18% for 1997, versus the S&P 500, which returned 29.72%, 20.36% and 40.50%, respectively, for these periods. EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MEASURING RISK AND RETURN
          INTERNATIONAL EQUITY FUND VS
                    MSCI EAFE
        FOR 10-YEAR PERIOD ENDED 9/30/97
                                                   INTERNATIONAL EQUITY    MSCI EAFE
Return                                                             5.77%         5.93%
Risk                                                              12.74%        16.16%
This chart compares the historical average
annual total return and the risk (as measured by
the standard deviation) of the International
Equity Fund and the MSCI EAFE for the ten-year
period ended 9/30/97. The MSCI EAFE is a repre-
sentative market index for this Fund. See the
Core Equity Fund chart (p. 2) for a definition of
standard deviation.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                INTERNATIONAL EQUITY FUND VS    MSCI EAFE
87                                                 $10,000.00    $10,000.00
88                                                  $8,543.23     $9,916.28
89                                                 $10,221.24    $12,127.44
90                                                  $8,683.07     $8,779.19
91                                                 $10,038.19    $10,701.98
92                                                  $9,698.56     $9,940.56
93                                                 $11,787.85    $12,560.46
94                                                 $13,064.06    $13,791.42
95                                                 $13,808.52    $14,592.62
96                                                 $15,523.87    $15,851.69
97                                                 $17,527.39    $17,783.22
International Equity: $17,527
MSCI EAFE: $17,783
Growth of $10,000
                                         International Equity     MSCI EAFE
1 year                                                $11,291       $11,218
5 year                                                $18,072       $17,888
10 year                                               $17,527       $17,783
Cumulative Returns
1 year                                                 12.91%        12.18%
5 year                                                 80.72%        78.88%
10 year                                                75.27%        77.83%
Average Annual Returns
1 year                                                 12.91%        12.18%
5 year                                                 12.56%        12.33%
10 year                                                 5.77%         5.93%

                 PERFORMANCE RESULTS

                 For the one-year period ended September 30, 1997, the International Equity Fund returned
                 12.91%, versus the MSCI EAFE Index return of 12.18%. For the recent five-year period, at 12.56% annualized, the Fund outperformed the EAFE Index, which returned 12.33% per annum for the period. For the ten years ended September 30, 1997, the International Fund produced a return of 5.77%, annualized, compared to the MSCI EAFE Index per year return of 5.93%. During this period, the Fund had a much lower risk exposure, as measured by standard deviation, than the MSCI EAFE Index (see chart on page 11).

                     The International Equity Fund's return of 12.91% for the
                 one-year period ended September 30, 1997 underperformed the 18.59% return of the Lipper International Funds Average, the Fund's benchmark. For the trailing five- and ten-year periods ended September 30, 1997, the Fund returned 12.56% and 5.77% per annum, respectively, versus an annualized return of 13.80% and 7.84%, respectively, for the Lipper benchmark. Past performance cannot predict future results.

                 INTERNATIONAL EQUITY FUND VS LIPPER INTERNATIONAL FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 1997
                 ---------------------------------------------------------------

                                                          Annualized
                                                    -----------------------
                                          1 Year     5 Years     10 Years
                                        ----------  ----------  -----------
INTERNATIONAL EQUITY FUND(1)                12.91%      12.56%        5.77%
Lipper International Funds Avg.(2)          18.59       13.80         7.84

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 ACTIVELY MANAGED BOND FUND

                 The Actively Managed Bond Fund
                 invests in high-quality,
                 fixed-income securities (bonds
                 and other debt securities) with
                 maturities of up to 30 years.
                 The Fund has been managed by
                 Retirement System Investors Inc.
                 exclusively since August 2,
                 1993.

                 MARKET ENVIRONMENT

                 The environment for fixed-income
                 investors was characterized by a
                 strong economy and low inflation
                 during the fiscal year ended
                 September 30, 1997. Interest
                 rates in the intermediate and
                 longer maturities traded in a
                 range of 6% to 7% during the
                 year. The bond market rallied
                 during the final quarter of
                 1996, but reversed early in
                 1997, when investors perceived
                 that the economy was stronger
                 than expected. Reflecting strong
                 consumer demand, the Federal
                 Reserve raised the Federal Funds
                 rate to 5.50% from 5.25% on
                 March 25. During the second
                 quarter of 1997, consumer
                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 spending slowed and inflation
             MEASURING RISK AND RETURN
           ACTIVELY MANAGED BOND FUND VS
       LEHMAN BROTHERS AGGREGATE BOND INDEX
         FOR 10-YEAR PERIOD ENDED 9/30/97
                                                      ACTIVELY MANAGED    LEHMAN BROS.
Return                                                            8.70%            9.47%
Risk                                                              5.34%            4.80%
This chart compares the historical average annual
total return and the risk (as measured by the stan-
dard deviation) of the Actively Managed Bond
Fund and the Lehman Bros. Aggregate Bond Index
for the ten-year period ended 9/30/97. Lehman
Bros. is a representative market index for this
Fund. See the Core Equity Fund chart (p. 2) for a
definition of standard deviation.

                 continued stable to lower. Interest rates trended lower throughout most of the second and third quarters of 1997. The 30-year Treasury ended the September 1997 fiscal year at 6.4% versus 6.9% the year before; the ten-year Treasury declined to 6.1% from 6.7%; the five year Treasury dropped to 6.0% from 6.5%; and the two year Treasury decreased to 5.8% from 6.1%. Interest rates ranged from lows in July of 6.3% for the 30-year Treasury and 6.0% for the ten-year Treasury, to highs in March of 7.1% for the bond and 6.9% for the note.

                     The performance of fixed-income investments varied with
                 duration and spreads between sectors in fiscal 1997. Declining rates and a flattening yield curve raised prices and total return as investors extended out on the curve. The yield spread between the three-month Treasury bill and the 30-year bond contracted to 131 basis points at the end of fiscal 1997, from 176 basis points the year before. Short interest rates were relatively stable in fiscal 1997, between 5% and 5.50%, despite the 25 basis points increase in the Federal Funds rate to 5.50%, where it has been maintained since March. Within fixed-income sectors, long duration Governments and non-callable corporates outperperformed mortgages and other callable issues in fiscal 1997.

                     The Actively Managed Bond Fund began fiscal 1997 with a
                 duration of 5.3 years, which was gradually raised to 5.8 years at September 30, 1997. The Lehman

                 Brothers Aggregate Bond Index had a modified duration of 4.5 years at the end of fiscal 1997. Investment changes during the year primarily consisted of buying Federal agency bonds and mortgages to obtain higher yields.

                     The Fund maintained high quality, with 26% in U.S.
                 Treasuries, 27% in Federal agency notes and bonds, 11% in Federal agency mortgage pass thrus, 33% in agency collateralized mortgage obligations, 2% in corporates, and 1% in cash, as of fiscal year end. (The quality of holdings is restricted to "A" or better, and at least 65% of holdings must be U.S. Government or agency issues.)

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 ACTIVELY MANAGED BOND FUND VS      LEHMAN BROTHERS AGGREGATE BOND INDEX
87                                                    $10,000.00                                $10,000.00
88                                                    $11,018.21                                $11,329.43
89                                                    $11,948.75                                $12,604.30
90                                                    $12,532.06                                $13,556.21
91                                                    $14,774.78                                $15,723.20
92                                                    $16,698.08                                $17,697.65
93                                                    $18,641.77                                $19,464.95
94                                                    $17,710.70                                $18,837.01
95                                                    $20,102.94                                $21,481.98
96                                                    $20,925.27                                $22,535.57
97                                                    $23,032.07                                $24,724.87
Actively Managed: $23,032
Lehman Bros. Index: $24,725
Growth of $10,000
                                      Actively Managed Bond Fund                        LB Agg. Bond Index
1 year                                                   $11,007                                   $10,971
5 year                                                   $13,793                                   $13,971
10 year                                                  $23,032                                   $24,725
Cumulative Returns
1 year                                                    10.07%                                     9.71%
5 year                                                    37.93%                                    39.71%
10 year                                                  130.32%                                   147.25%
Average Annual Returns
1 year                                                    10.07%                                     9.71%
5 year                                                     6.64%                                     6.92%
10 year                                                    8.70%                                     9.47%

                 PERFORMANCE RESULTS

                 The Actively Managed Bond Fund
                 posted a return of 10.07% for
                 the one-year period
                 ended September 30, 1997, outperforming the 9.71% return of the Lehman Brothers Aggregate Bond Index, a representative market index. For the recent five-year period, the Fund's annualized return was 6.64%, compared to the market index return of 6.92% per annum. Over the longer term, ten years ended September 30, 1997, the Fund had a return of 8.70% per year compared to the 9.47% annualized return of the Lehman Brothers Aggregate Bond Index. During this ten-year period, the Fund's risk profile, as measured by standard deviation, exceeded that of the market index (see chart on page 13).

                     The Actively Managed Bond Fund outperformed its Lipper
                 benchmark, the U.S. Government Bond Funds Average, for the one-year period ended September 30, 1997, with a return of 10.07%, compared to the 8.71% return of the benchmark. With this return, the Fund achieved a top 12% ranking within its Lipper grouping (20th out of 180 funds). Over the longer term (five and ten years ended September 30, 1997), the Fund continued to outpace its Lipper benchmark, with annualized returns of 6.64% and 8.70%, respectively, versus the 5.71% and 8.11% per year returns for the Lipper benchmark. For these periods, the Fund achieved a top 17% (13th out of 79 funds) and top 25% ranking (12th out of 49 funds), respectively, in the Lipper grouping. Past performance cannot predict future results.

                 ACTIVELY MANAGED BOND FUND VS LIPPER U.S. GOVERNMENT BOND FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1997
                 ---------------------------------------------------------------

                                                            Annualized
                                                      -----------------------
                                            1 Year     5 Years     10 Years
                                          ----------  ----------  -----------
ACTIVELY MANAGED BOND FUND(1)                 10.07%       6.64%        8.70%
Lipper U.S. Government Bond Funds
Avg.(2)                                        8.71        5.71         8.11

                 1. All performance results shown are net of management fees and all related investment expenses.

                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 INTERMEDIATE-TERM BOND FUND

                 The Intermediate-Term Bond Fund invests in high-quality, fixed-income securities that mature within ten years or have expected average lives of ten years or less. It is managed by Retirement System Investors Inc.

                 MARKET ENVIRONMENT

                 The more favorable environment for fixed-income investors (as discussed under the Actively Managed Bond Fund) also had a positive impact on the Intermediate-Term Bond Fund, but to a smaller degree than the Actively Managed Bond Fund, because of the Intermediate Fund's lower duration and volatility. The duration of the Fund was increased to 3.4 years at
                 September 30, 1997, from 3.2
                 years at the start of fiscal
                 year 1997, after reaching a low
                 in April of 2.5 years. The
                 Lehman Brothers
                 Government-Intermediate Bond
                 Index, a representative proxy
                 for this Fund, reflected a
                 modified duration of three years
                 for the year.

                     The Intermediate-Term Bond
                 Fund maintained an emphasis on
                 high-quality, fixed-income
                 investments during the one-year
                 period covered by this report.
                 At the end of the year, 100% of
                 the holdings were in "AAA"
                 securities, including 8% in U.S.
                 Treasuries, 55% in agency
                 mortgage pass thrus and
                 collateralized mortgage
                 obligations, and 37% in Federal
                 agency notes and bonds. (The
                 quality of holdings is
                 restricted to "A" or better, and
                 at least 65% of holdings must be
                 U.S. Government or agency
                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 issues.)
             MEASURING RISK AND RETURN
           INTERMEDIATE-TERM BOND FUND VS
            LEHMAN BROTHERS GOVERNMENT-
              INTERMEDIATE BOND INDEX
          FOR 10-YEAR PERIOD ENDED 9/30/97
                                                       INTERMEDIATE-TERM    LEHMAN BROS.
Return                                                              7.97%            8.38%
Risk                                                                3.71%            3.86%
This chart compares the historical average annual
total return and the risk (as measured by the stan-
dard deviation) of the Intermediate-Term Bond
Fund and the Lehman Bros. Government-Inter-
mediate Bond Index for the ten-year period ended
9/30/97. Lehman Bros. is a representative market
index for this Fund. See the Core Equity Fund chart
(p. 2) for a definition of standard deviation.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           INTERMEDIATE-TERM           LEHMAN BROTHERS GOVERNMENT-
                                             BOND FUND VS                INTERMEDIATE BOND INDEX
1987                                                     $10,000.00                       $10,000.00
1988                                                     $11,035.88                       $11,062.69
1989                                                     $12,004.06                       $12,126.88
1990                                                     $13,033.63                       $13,165.97
1991                                                     $14,821.48                       $14,955.21
1992                                                     $16,513.81                       $16,818.56
1993                                                     $17,707.99                       $18,104.80
1994                                                     $17,332.67                       $17,833.12
1995                                                     $19,106.89                       $19,724.05
1996                                                     $19,993.99                       $20,730.40
1997                                                     $21,529.37                       $22,353.99
Intermediate-Term Bond: $21,529
Lehman Brothers Index: $22,354
Growth of $10,000
                                        Intermediate-Term Bond Fund       LB Gov't-Inter. Bond Index
1 year                                                      $10,768                          $10,783
5 year                                                      $13,037                          $13,291
10 year                                                     $21,529                          $22,354
Cumulative Returns
1 year                                                        7.68%                            7.83%
5 year                                                       30.37%                           32.91%
10 year                                                     115.29%                          123.54%
Average Annual Returns
1 year                                                        7.68%                            7.83%
5 year                                                        5.45%                            5.86%
10 year                                                       7.97%                            8.38%

                 PERFORMANCE RESULTS
                 The Intermediate-Term Bond Fund
                 posted a return of 7.68% for the
                 one-year period
                 ended September 30, 1997, versus the 7.83% return for the Lehman Brothers Government-Intermediate Bond Index, a representative market index. For the five years ended September 30, 1997, the Fund returned 5.45%, compared to 5.86% for the market index. For the ten-year period ended September 30, 1997, the Intermediate-Term Bond Fund achieved an annualized return of 7.97%, while the market index returned 8.38% per year. Both the Fund and the market index had similar risk profiles, as measured by standard deviation, during this period (see chart on page 15).

                     For the one-year period ended September 30, 1997, the Fund had a return of 7.68% versus 6.99% for the Lipper Short-Intermediate (one to five years maturity) U.S. Government Funds Average, the Fund's performance benchmark. This performance placed the Fund in the top 20% (19th out of 96 funds) in its Lipper grouping. For the recent five- and ten-year periods, the Fund's annualized returns of 5.45% and 7.97% respectively, outperformed the Lipper benchmark for both periods by 48 and 26 basis points, per year, respectively. Past performance cannot predict future results.

                 INTERMEDIATE-TERM BOND FUND VS LIPPER SHORT-INT. U.S. GOV'T. FUNDS AVERAGE
                 FOR PERIODS ENDED SEPTEMBER 30, 1997
                 ---------------------------------------------------------------

                                                        Annualized
                                                  -----------------------
                                        1 Year     5 Years     10 Years
                                      ----------  ----------  -----------
INTERMEDIATE-TERM BOND FUND(1)             7.68%       5.45%        7.97%
Lipper Short-Intermediate (1 to 5
  years maturity) U.S. Gov't. Funds
  Avg.(2)                                  6.99        4.97         7.71

                 1. All performance results shown are net of management fees and all related investment expenses.
                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 SHORT-TERM INVESTMENT FUND

                 The Short-Term Investment Fund, managed by Retirement System Investors Inc., invests in high-quality, cash equivalent-type securities maturing in one year or less, and U.S. Government instruments with maturities of up to two years. The portfolio's maximum average maturity is one year.

                 MARKET ENVIRONMENT

                 Short-term interest rates were stable in the last quarter of 1996 and most of the first quarter of 1997, until the Federal Reserve increased the Fed Funds' rate by 25 basis points to 5.50% in late March. With inflationary fears declining, short interest rates again began to decline in April. The 90-Day Treasury bill reached its low of 4.93% in May, and then it became somewhat volatile rising to 5.23% in June and July. Subsequently, the trend was down and the 90-Day Treasury bill ended the fiscal year at 5.09% versus 5.16% at September 30, 1996.

                     During the one year ended September 30, 1997, the
                 Short-Term Investment Fund's average maturity peaked at 120 days on September 30, 1997, nearly twice the 67 days at September 30, 1996. Short intersector yield spreads (e.g., one-month commercial paper versus two-year Treasury note) narrowed from 80 basis points on September 30, 1996 to 28 basis points on September 30, 1997. Most other intersector spreads also narrowed as the yield curve flattened. Investment changes during the fiscal year included increasing the average maturity through purchases of high quality corporate notes and callable Federal agencies in the six to 12-month maturity range to increase yield. The high quality of the Fund was maintained, EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 with 100% of holdings rated "AA" or better at year end.
                   MEASURING RISK AND RETURN
                 SHORT-TERM INVESTMENT FUND VS
           SALOMON BROS. 6-MONTH U.S. TREASURY BILLS
               FOR 10-YEAR PERIOD ENDED 9/30/97
                                                                  SHORT-TERM INVESTMENT    SALOMON BROS. T-BILLS
Return                                                                              5.44%                   5.86%
Risk                                                                                1.00%                   0.82%
This chart compares the historical average annual
total return and the risk (as measured by the stan-
dard deviation) of the Short-Term Investment
Fund and the Salomon Bros. 6-Month U.S. Treasury Bills for the
ten-year period ended 9/30/97. T-Bills are a
representative market index for this Fund. See the Core
Equity Fund chart (p. 2) for a definition of stan-
dard deviation.

                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        SHORT-TERM          SALOMON BROS. 6-MONTH U.S.
                                    INVESTMENT FUND VS            TREASURY BILLS
87                                             $10,000.00                     $10,000.00
88                                             $10,706.35                     $10,664.40
89                                             $11,658.73                     $11,586.30
90                                             $12,630.81                     $12,541.72
91                                             $13,438.73                     $13,393.61
92                                             $13,942.69                     $13,997.72
93                                             $14,262.66                     $14,459.49
94                                             $14,686.62                     $15,011.11
95                                             $15,446.55                     $15,897.35
96                                             $16,190.48                     $16,769.02
97                                             $16,982.40                     $17,678.65
Short-Term: $16,982
Salomon Bros. T-Bills: $17,679
Growth of $10,000
                                    Short-Term Investment   Salomon Bros. Treasury Bills
1 year                                            $10,489                        $10,542
5 year                                            $12,180                        $12,630
10 year                                           $16,982                        $17,679
Cumulative Returns
1 year                                              4.89%                          5.42%
5 year                                             21.80%                         26.30%
10 year                                            69.82%                         76.79%
Average Annual Returns
1 year                                              4.89%                          5.42%
5 year                                              4.02%                          4.78%
10 year                                             5.44%                          5.86%

                 PERFORMANCE RESULTS

                 For the one-year period ended
                 September 30,
                 1997, the Short-Term Investment Fund returned 4.89% versus the 4.86% for the Lipper Retail Money Funds Average, an unmanaged index of money funds that reflects performance after fees and expenses are taken out. Salomon Brothers 6-Month U.S. Treasury Bills (an unmanaged index which provides a representative proxy for the short-term fixed-income securities market) returned 5.42% for this period.

                     For the five-year period ended September 30, 1997, the Fund returned 4.02% annually, compared to the 4.19% annualized return of its Lipper benchmark, and the 4.78% return per year for the Salomon Brothers index. The Fund's 5.44% annualized return for the ten-year period ended September 30, 1997, matched the 5.44% per year return of the Lipper benchmark, and trailed the 5.86% annualized return of the Salomon Brothers 6-Month U.S. Treasury Bills for the same period. Both the Fund and the Salomon Brothers 6-Month Treasury Bills had extremely low risk profiles, as measured by standard deviation, during this period (see chart on page 17). Past performance is not a guarantee of future results.

                 SHORT-TERM INVESTMENT FUND VS LIPPER RETAIL MONEY FUNDS AVERAGE FOR PERIODS ENDED SEPTEMBER 30, 1997
                 ---------------------------------------------------------------

                                                           Annualized
                                                     -----------------------
                                           1 Year     5 Years     10 Years
                                         ----------  ----------  -----------
SHORT-TERM INVESTMENT FUND(1)                 4.89%       4.02%        5.44%
Lipper Retail Money Funds Average(2)          4.86        4.19         5.44

                 1. All performance results shown are net of management fees and all related expenses.
                 2. Lipper Analytical Services is an independent reporting service that measures the performance of most U.S. mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees.

                 ---------------------------------------------------------------

                 DEDICATED BOND FUND

                 The Dedicated Bond Fund currently has no unitholders. However, since the Fund remains open to investors, we are required to provide investment information about the Fund.

                     The Fund may be used by employers to cover future
                 retirement benefits for a defined group of retirees by matching plan assets to liabilities. The Fund seeks to achieve a target rate of return for each employer's portfolio (i.e., the life of the retiree liability) that is competitive with the long-term, high-quality bond yields at the time the employer allocates assets to the Fund. It provides a predictable cash flow which, for this Fund, is more important than attempting to maximize yield in the selection of fixed-income securities.

                     The following shows the historical performance of the Fund through April 1992 (when the last investor withdrew from the Fund), as compared to the Lehman Brothers Government/Corporate Bond Index.


                 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          DEDICATED            LEHMAN BROTHERS GOVERNMENT/
                                         BOND FUND VS             CORPORATE BOND INDEX
6/85                                              10,000.00                        10,000.00
9/85                                               9,990.00                        10,200.00
86                                                12,199.79                        12,310.11
87                                                12,249.81                        12,263.59
88                                                14,019.90                        13,831.47
89                                                15,539.66                        15,396.31
90                                                16,489.14                        16,436.02
91                                                19,119.15                        19,042.22
4/92                                              19,989.07                        19,876.74
Dedicated Bond Fund: $19,989
Lehman Brothers Index: $19,887
GROWTH OF $10,000*
                                      Short-Term Investment            90-Day Treasury Bills
1 year                                              $11,080                          $11,078
5 year                                              $15,840                          $15,860
Inception**                                         $19,989                          $19,877
CUMULATIVE RETURNS*
1 year                                               10.80%                           10.78%
5 year                                               58.40%                           58.60%
Inception**                                          99.90%                           98.77%
AVERAGE ANNUAL RETURNS*
1 year                                               10.80%                           10.78%
5 year                                                9.64%                            9.66%
Inception**                                          10.67%                           10.58%
* All periods ended 4/30/92
** Inception 7/1/85

                                                   COMBINED FINANCIAL STATEMENTS
             RSI RETIREMENT TRUST
                 Combined Statement of Assets and Liabilities      September 30,
                 1997
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $447,601,618)--Note 2(A)                                                 $634,392,119
  Cash                                                                          720,216
  Receivable for investments sold                                             2,804,040
  Receivable for units sold                                                   5,256,096
  Dividends and interest receivable                                           2,708,878
  Other assets                                                                  141,039
  Net gain on forward foreign currency contracts                                 44,339
                                                                           ------------
                                                                            646,066,727
LIABILITIES:
  Payable for investments purchased                           $ 2,188,360
  Advances from custodian                                         135,636
  Options written, at value (premiums received $17,947)            47,275
  Payable for units redeemed                                      838,094
  Payable to investment managers                                  273,896
  Accrued expenses                                                502,390
  Other liabilities                                                 5,020     3,990,671
                                                              -----------  ------------
NET ASSETS--Note 5                                                         $642,076,056
                                                                           ------------
                                                                           ------------

                 Combined Statement of Operations  Year Ended September 30, 1997
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Interest                                                  $17,585,765
    Dividends (net of foreign taxes of $28,314)                 5,639,264
                                                              -----------
       Total Income                                                        $ 23,225,029
  Expenses:
    Investment managers's fees--Note 3(A)                       3,469,637
    Shareholder servicing fees and expenses--Note 3(B)          2,730,235
    Custodian fees and expenses                                   344,212
    Legal and auditing fees                                       147,228
    Consultant fees                                                83,919
    Trustees' fees and expenses--Note 3(C)                        219,823
    Other                                                         326,923
                                                              -----------
       Total Expenses                                           7,321,977
       Less fees paid indirectly--Note 4                          (84,891)
       Less expense reimbursement--Note 3(A)                     (116,575)
                                                              -----------
       Net Expenses                                                           7,120,511
                                                                           ------------
INVESTMENT INCOME--NET                                                       16,104,518
REALIZED AND UNREALIZED GAIN ON INVESTMENTS, STOCK OPTIONS,
  AND FOREIGN CURRENCIES--Note 4:
  Net realized gain on:
    Investments                                                87,290,893
    Options written                                               122,201
    Foreign currency transactions                                 155,945
                                                              -----------
                                                               87,569,039
                                                              -----------
  Unrealized appreciation (depreciation) on:
    Investments                                                29,209,106
    Options written                                               (29,328)
    Foreign currency translations of other assets and
    liabilities                                                    37,009
                                                              -----------
                                                               29,216,787
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  FOREIGN CURRENCIES AND STOCK OPTIONS                                      116,785,826
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $132,890,344
                                                                           ------------
                                                                           ------------

                   See Notes to Financial Statements

                 Combined Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                    Year Ended     Year Ended
                                                                      9/30/97        9/30/96
                                                                   -------------  -------------
OPERATIONS
  Investment income--net                                           $  16,104,518  $  17,580,891
  Net realized gain                                                   87,569,039     34,031,060
  Net unrealized appreciation                                         29,216,787     32,838,455
                                                                   -------------  -------------
  Net increase in net assets resulting from operations               132,890,344     84,450,406
                                                                   -------------  -------------

CAPITAL TRANSACTIONS--Note 5
  Value of units sold                                                134,275,808     91,183,749
  Value of units redeemed                                           (277,141,568)  (121,085,914)
                                                                   -------------  -------------
  Net (decrease) in net assets resulting from capital
  transactions                                                      (142,865,760)   (29,902,165)
                                                                   -------------  -------------
  Net increase (decrease)                                             (9,975,416)    54,548,241
NET ASSETS at beginning of year                                      652,051,472    597,503,231
                                                                   -------------  -------------
NET ASSETS at end of year                                          $ 642,076,056  $ 652,051,472
                                                                   -------------  -------------
                                                                   -------------  -------------

                   See Notes to Financial Statements

FINANCIAL STATEMENTS OF INVESTMENT FUNDS
            CORE EQUITY FUND
                Statement of Investments                      September 30, 1997
                --------------------------------------------------------------

Shares                                           Value
----------                                    ------------
COMMON STOCKS                 98.7%
          AEROSPACE                    9.0%
   145,000 Allied Signal Inc.                 $  6,162,500
     4,400 Boeing Corp.                            239,525
   119,300 Lockheed Martin Corp.                12,720,362
                                              ------------
                                                19,122,387
                                              ------------
          BANKING                      6.2%
    55,800 BankAmerica Corp.                     4,090,838
    32,488 Chase Manhattan Corp.                 3,833,584
    38,900 Citicorp                              5,210,169
                                              ------------
                                                13,134,591
                                              ------------
          BUILDING PRODUCTS            3.2%
    90,500 Armstrong World
            Industries Inc.                      6,069,156
    22,000 Martin Marietta Materials               792,000
                                              ------------
                                                 6,861,156
                                              ------------
          CHEMICALS                    2.3%
    81,000 E.I. Du Pont De Nemours &
            Company                              4,986,563
                                              ------------
          COMPUTER SYSTEMS             5.4%
    36,200 EMC Corp.*                            2,113,175
    84,800 Hewlett Packard Corp.                 5,898,900
    33,500 International Business
            Machines Corp.                       3,548,905
                                              ------------
                                                11,560,980
                                              ------------
          DRUG AND HEALTH CARE         9.7%
   230,800 Johnson & Johnson                    13,299,850
    72,800 Merck & Company, Inc.                 7,275,450
                                              ------------
                                                20,575,300
                                              ------------
          ELECTRONICS AND
            ELECTRICAL                12.8%
    25,400 Cisco Systems Inc.*                   1,855,788
   115,800 Emerson Electric Company              6,672,975
    84,400 General Electric Corp.                5,744,475
   140,700 Intel Corp.                          12,997,163
                                              ------------
                                                27,270,401
                                              ------------
          ENERGY                      12.0%
    38,400 Amoco Corp.                           3,700,800
   138,000 Dresser Industries Inc.               5,934,000
   157,600 Royal Dutch Petroleum
            Company                              8,746,800
   114,800 Texaco Inc.                           7,053,025
                                              ------------
                                                25,434,625
                                              ------------

See Notes to Financial Statements      22

      Statement of Investments                                September 30, 1997
      --------------------------------------------------------------------------

Shares                                           Value
----------                                    ------------
          FINANCIAL SERVICES           9.1%
   200,700 Federal National Mortgage
            Association                       $  9,432,900
    46,000 Morgan (J.P.) & Company
            Inc.                                 5,226,750
    37,800 Sunamerica, Inc.                      1,481,288
    44,400 Sunamerica, Inc. Pfd                  2,036,850
    15,700 Travelers Group, Inc.                 1,071,525
                                              ------------
                                                19,249,313
                                              ------------
          FOOD AND SERVICES            0.8%
    37,100 Dole Food Company                     1,676,455
                                              ------------
          HOUSEHOLD PRODUCTS           1.0%
    31,800 Procter & Gamble Corp.                2,196,187
                                              ------------
          INSURANCE                    2.5%
    65,300 Allstate Corp.                        5,248,487
                                              ------------
          MACHINERY / GENERAL          0.1%
     1,700 Snap-On Tools Inc.                       78,306
                                              ------------
          MACHINERY AND ENGINEERING    3.0%
    14,100 Cincinnati Milacron Inc.                378,938
    29,700 Deere & Company                       1,596,375
    99,900 Ingersoll-Rand Corp.                  4,301,944
                                              ------------
                                                 6,277,257
                                              ------------
          METALS AND MINING            1.5%
     3,600 Aluminum Company of
            America                                295,200
     4,100 Phelps Dodge Corp.                      318,263
    32,300 Potash Corp of
            Saskatchewan                         2,535,550
                                              ------------
                                                 3,149,013
                                              ------------
          MULTI INDUSTRY               1.6%
    82,100 Philip Morris Companies
            Inc.                                 3,412,281
                                              ------------

Shares                                           Value
----------                                    ------------

          OFFICE AND BUSINESS
            EQUIPMENT                  3.6%
    92,200 Xerox Corp.                        $  7,762,087
                                              ------------
          PHARMACEUTICALS              2.4%
    84,800 Pfizer Inc.                           5,093,300
                                              ------------
          RETAIL                       0.1%
       600 Federated Department
            Stores*                                 25,875
                                              ------------
          SOFTWARE                     6.2%
    13,100 Cadence Design Systems
            Inc.*                                  700,850
    49,050 Computer Associates
            International, Inc.                  3,522,403
   243,800 Oracle Systems Corp.*                 8,883,463
                                              ------------
                                                13,106,716
                                              ------------
          TELECOMMUNICATIONS           6.2%
   150,700 GTE Corp.                             6,838,013
    51,741 Lucent Technologies, Inc.             4,210,424
    42,000 Tellabs Inc.*                         2,163,000
                                              ------------
                                                13,211,437
                                              ------------
Total Common and Preferred Stocks (Cost
$73,410,719)                                  $209,432,717
                                              ------------
Principal
Amount
----------
SHORT TERM INVESTMENTS
          REPURCHASE AGREEMENT         0.4%
$  930,082 Bear Stearns & Co. Inc.
          Dated 9/30/1997 5.92% Due
          10/1/97 Collateralized by
          $1,160,000 United States
          Treasury Strips Due
          2/15/2001 (Value
          $951,560)                           $    930,082
                                              ------------
Total Investments (Cost
$74,340,801)                          99.1%   $210,362,799
                                              ------------
Other Assets, Less Liabilities         0.9%      1,910,623
                                     ------   ------------
Net Assets                           100.0%   $212,273,422
                                     ------   ------------
                                     ------   ------------

*Denotes non-income producing security.

See Notes to Financial Statements      23

                 Statement of Assets and Liabilities          September 30, 1997
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $74,340,801)--Note 2(A)                                                 $210,362,799
  Receivable for investments sold                                               93,434
  Receivable for units sold                                                  1,703,187
  Dividends and interest receivable                                            391,270
  Other assets                                                                  38,741
                                                                          ------------
                                                                           212,589,431
LIABILITIES:
  Payable for units redeemed                                  $  132,515
  Payable to investment managers                                  93,603
  Accrued expenses                                                89,891       316,009
                                                              ----------  ------------
NET ASSETS at value, applicable to 2,788,994 outstanding
  units of beneficial interest--Note 5                                    $212,273,422
                                                                          ------------
                                                                          ------------
NET ASSET VALUE offering and redemption price per unit
  ($212,273,422 divided by 2,788,994 units)                               $      76.11
                                                                          ------------
                                                                          ------------

                 Statement of Operations           Year Ended September 30, 1997
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Dividends                                                 $3,761,748
    Interest                                                     262,607
                                                              ----------
       Total Income                                                       $  4,024,355
  Expenses:
    Investment manager's fees--Note 3(A)                       1,131,713
    Shareholder servicing fees and expenses--Note 3(B)           690,850
    Custodian fees and expenses                                   43,019
    Legal and auditing fees                                       21,471
    Consultant fees                                               10,917
    Trustees' fees and expenses--Note 3(C)                        27,646
    Other                                                         68,727
                                                              ----------
       Total Expenses                                                        1,994,343
                                                                          ------------
INVESTMENT INCOME--NET                                                       2,030,012
REALIZED AND UNREALIZED GAIN--Note 4:
  Net realized gain on:
    Investments                                               45,040,377
    Options written                                              153,070
                                                              ----------
                                                              45,193,447
                                                              ----------
  Unrealized appreciation on investments                      19,327,785
                                                              ----------
NET REALIZED AND UNREALIZED GAIN                                            64,521,232
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 66,551,244
                                                                          ------------
                                                                          ------------

                        See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                      Year Ended    Year Ended
                                                                       9/30/97       9/30/96
                                                                     ------------  ------------
OPERATIONS:
  Investment income--net                                             $  2,030,012  $  2,854,402
  Net realized gain                                                    45,193,447     9,678,626
  Net unrealized appreciation                                          19,327,785    26,737,020
                                                                     ------------  ------------
  Net increase in net assets resulting from operations                 66,551,244    39,270,048
                                                                     ------------  ------------

CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                  25,795,510    17,141,226
  Value of units redeemed                                             (97,429,664)  (28,996,541)
                                                                     ------------  ------------
  Net (decrease) in net assets resulting from capital transactions    (71,634,154)  (11,855,315)
                                                                     ------------  ------------
  Net increase (decrease)                                              (5,082,910)   27,414,733
NET ASSETS at beginning of year                                       217,356,332   189,941,599
                                                                     ------------  ------------
NET ASSETS at end of year                                            $212,273,422  $217,356,332
                                                                     ------------  ------------
                                                                     ------------  ------------

                        See Notes to Financial Statements

VALUE EQUITY FUND
Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

  Shares                                         Value
----------                                    -----------
COMMON STOCKS                 97.3%
          AEROSPACE                    4.3%
   22,700 Allied Signal Inc.                  $   964,750
    8,800 Lockheed Martin Corp.                   938,300
    8,500 United Technologies Corp.               688,500
                                              -----------
                                                2,591,550
                                              -----------
          AUTOMOBILES                  3.1%
   22,700 Chrysler Corp.                          835,644
    6,700 Ford Motor Company                      303,175
   11,300 General Motors Corp.                    756,394
                                              -----------
                                                1,895,213
                                              -----------
          BANKING                     11.4%
    8,000 Banc One Corp.                          446,500
   14,000 BankAmerica Corp.                     1,026,375
   13,200 Chase Manhattan Corp.                 1,557,600
   12,900 Citicorp                              1,727,794
   30,400 Mellon Bank Corp.                     1,664,400
   10,000 Royal Bank of Canada                    491,875
                                              -----------
                                                6,914,544
                                              -----------
          CHEMICALS                    1.4%
   13,700 E.I. Du Pont De Nemours &
            Company                               843,405
                                              -----------
          COMPUTER SYSTEMS             7.5%
   19,300 EMC Corp.*                            1,126,638
   18,600 International Business
            Machines Corp.                      1,970,437
   14,800 Seagate Technology Inc.*                534,650
   19,000 Sun Microsystems Inc.*                  888,250
                                              -----------
                                                4,519,975
                                              -----------
          DRUG AND HEALTH CARE         7.6%
    3,900 American Home Products
            Corp.                                 284,700
    8,300 Amgen*                                  397,363
   22,300 Bristol-Myers Squibb
            Company                             1,845,325
   14,300 Manor Care Inc                          475,475
   22,100 Mylan Laboratories                      495,869
   37,175 Tenet Healthcare
            Corporation*                        1,082,722
                                              -----------
                                                4,581,454
                                              -----------
          ELECTRONICS AND
            ELECTRICAL                 2.8%
    9,900 Intel Corp.                             914,513
   26,100 Kemet Corp.*                            792,788
                                              -----------
                                                1,707,301
                                              -----------

  Shares                                         Value
----------                                    -----------
          ENERGY                      11.7%
   16,521 British Petroleum                   $ 1,500,313
   37,300 Diamond Offshore Drilling             2,058,494
   21,600 Dresser Industries Inc.                 928,800
   10,300 Exxon Corp.                             659,843
   11,000 Texaco Inc.                             675,813
   25,800 Tosco Corporation                       898,163
   10,400 Ultramar Diamond Shamrock               336,050
                                              -----------
                                                7,057,476
                                              -----------
          ENTERTAINMENT                1.2%
   24,800 Carmike Cinemas*                        744,000
                                              -----------
          FINANCIAL SERVICES           5.8%
   17,000 Federal National Mortgage
            Association                           799,000
    6,150 Sunamerica, Inc.                        241,003
   32,100 Sunamerica, Inc. Pfd                  1,472,588
   14,700 Travelers Group, Inc.                 1,003,275
                                              -----------
                                                3,515,866
                                              -----------
          FOOD AND SERVICES            1.5%
   20,300 Dole Food Company                       917,306
                                              -----------
          FOREST PRODUCTS AND PAPER    0.5%
    3,800 Mead Corp.                              274,550
                                              -----------
          INSURANCE                    3.3%
   18,100 Allstate Corp.                        1,454,788
   14,400 Hartford Life                           553,500
                                              -----------
                                                2,008,288
                                              -----------
          MACHINERY/GENERAL            2.0%
   26,800 Snap-On Tools Inc.                    1,234,475
                                              -----------
          MACHINERY AND ENGINEERING    2.6%
   23,400 Cincinnati Milacron Inc.                628,875
   17,600 Deere & Company                         946,000
                                              -----------
                                                1,574,875
                                              -----------
          MATERIALS & SERVICES         5.2%
    9,400 Federal Express
            Corporation*                          752,000
   19,700 Medusa Corporation                      938,213
    4,000 MS Carriers*                            106,000
   20,000 Southdown Inc                         1,092,500
   11,200 Werner Enterprises Inc                  273,000
                                              -----------
                                                3,161,713
                                              -----------
          METALS AND MINING            2.6%
    7,200 Aluminum Company of
            America                               590,400
    2,000 Phelps Dodge Corp.                      155,250
   10,800 Potash Corp of
            Saskatchewan                          847,800
                                              -----------
                                                1,593,450
                                              -----------

See Notes to Financial Statements      26

Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

  Shares                                         Value
----------                                    -----------
          MULTI INDUSTRY               1.5%
   21,700 Philip Morris Companies
            Inc.                              $   901,906
                                              -----------
          OFFICE AND BUSINESS
            EQUIPMENT                  2.6%
   27,600 Lexmark Intl Group Inc -
            Cl A*                                 910,800
    7,600 Xerox Corp.                             639,825
                                              -----------
                                                1,550,625
                                              -----------
          RETAIL                       4.6%
   25,100 Federated Department
            Stores*                             1,082,438
   18,400 Kmart Finan. $3.875 Conv
            Pref T                              1,076,400
   10,800 Sears Roebuck & Company                 614,925
                                              -----------
                                                2,773,763
                                              -----------
          SOFTWARE                     1.7%
    9,200 Cadence Design Systems
            Inc.*                                 492,200
    7,200 Computer Associates
            International, Inc.                   517,050
                                              -----------
                                                1,009,250
                                              -----------
          TELECOMMUNICATIONS           5.3%
    8,800 Bell Atlantic Corp                      707,850
   19,700 GTE Corp.                               893,888
   14,800 MCI Communications                      433,825
   30,400 U S West Inc.*                        1,170,400
                                              -----------
                                                3,205,963
                                              -----------
          UTILITIES                    7.1%
   33,900 Cinergy Corp.                         1,133,530
    5,400 Duke Power Co.                          266,963
   25,000 Nicor Inc.                              937,500
   14,400 Peoples Energy Corp.                    542,700
   26,300 US West Media Group                     586,816
   40,500 Washington Water Power
            Company                               810,000
                                              -----------
                                                4,277,509
                                              -----------
Total Common and Preferred Stocks (Cost
$45,201,718)                                  $58,854,457
                                              -----------
Principal
Amount                                           Value
----------                                    -----------
SHORT TERM INVESTMENTS
          REPURCHASE AGREEMENT         1.1%
$ 652,341 Bear Stearns & Co. Inc.
          Dated 9/30/1997 5.92% Due
          10/1/97 Collateralized by
          $2,680,000 United States
          Treasury Strips Due
          2/15/2019 (Value
          $665,819)                           $   652,341
                                              -----------

                                     Expiration
                                        Date/
   # of                                Strike
Contracts                               Price
----------                           -----------
 LONG CALL OPTIONS
        2 S&P 500                            Oct
                                        1997/4.5
Total long call options (premiums
  paid $4,252)                                             $       900
                                                           -----------
Total Investments (Cost $45,858,311)               98.5%   $59,507,698
                                                           -----------

 WRITTEN COVERED CALL OPTIONS
        2 Allstate Corp.             Oct 1997/75                (1,150)
       12 BankAmerica Corp.                  Oct
                                        1997/125               (12,750)
       12 Diamond Offshore Drilling  Dec 1997/85               (15,600)
        6 EMC Corp.                          Oct
                                      1997/42.50                (9,375)
        7 Mead Corp.                         Jan
                                      1998/65.00                (5,950)
        7 Travelers Group Inc.               Dec
                                      1997/70.00                (2,450)
                                                           -----------
Total written call options (premiums received $17,947)     $   (47,275)
                                                           -----------

Other Assets, Less
  Liabilities                1.5 %      928,649
                           ------   -----------
Net Assets                 100.0 %  $60,389,072
                           ------   -----------
                           ------   -----------

*Denotes non-income producing security.

See Notes to Financial Statements      27

                 Statement of Assets and Liabilities          September 30, 1997
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $45,858,311)--Note 2(A)                                                 $ 59,507,698
  Receivable for investments sold                                            1,342,540
  Receivable for units sold                                                    544,293
  Dividends and interest receivable                                             94,295
  Other assets                                                                  15,575
                                                                          ------------
                                                                            61,504,401
LIABILITIES:
  Options written, at value (premiums received $17,947)       $   47,275
  Payable for investments purchased                              953,643
  Payable for units redeemed                                      36,230
  Payable to investment managers                                  21,120
  Accrued expenses                                                57,061     1,115,329
                                                              ----------  ------------
NET ASSETS at value, applicable to 1,052,751 outstanding
  units of beneficial interest--Note 5                                    $ 60,389,072
                                                                          ------------
                                                                          ------------
NET ASSET VALUE offering and redemption price per unit
  ($60,389,072 divided by 1,052,751 units)                                $      57.36
                                                                          ------------
                                                                          ------------

                 Statement of Operations           Year Ended September 30, 1997
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Dividends                                                 $  1,233,339
    Interest                                                       150,452
                                                              ------------
       Total Income                                                          $  1,383,791
  Expenses:
    Investment manager's fees--Note 3(A)                           239,747
    Shareholder servicing fees and expenses--Note 3(B)             301,337
    Custodian fees and expenses                                     39,196
    Legal and auditing fees                                         19,072
    Consultant fees                                                 10,917
    Trustees' fees and expenses--Note 3(C)                          27,646
    Other                                                           40,526
                                                              ------------
       Total Expenses                                              678,441
       Less fees paid indirectly--Note 4                            (9,084)
                                                              ------------
       Net Expenses                                                               669,357
                                                                             ------------
INVESTMENT INCOME--NET                                                            714,434
REALIZED AND UNREALIZED GAIN (LOSS)--Note 4:
  Net realized gain (loss) on:
    Investments                                                 16,040,493
    Options written                                                (30,869)
                                                              ------------
                                                                16,009,624
                                                              ------------
  Unrealized appreciation (depreciation) on:
    Investments                                                  4,213,116
    Options written                                                (29,328)
                                                              ------------
                                                                 4,183,788
                                                              ------------
NET REALIZED AND UNREALIZED GAIN                                               20,193,412
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 20,907,846
                                                                             ------------
                                                                             ------------

                        See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                       Year Ended   Year Ended
                                                                        9/30/97       9/30/96
                                                                      ------------  -----------
OPERATIONS:
  Investment income--net                                              $    714,434  $   963,025
  Net realized gain                                                     16,009,624    4,551,286
  Net unrealized appreciation                                            4,183,788    3,977,314
                                                                      ------------  -----------
  Net increase in net assets resulting from operations                  20,907,846    9,491,625
                                                                      ------------  -----------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                   11,173,465    6,089,364
  Value of units redeemed                                              (23,923,187)  (7,173,870)
                                                                      ------------  -----------
  Net (decrease) in net assets resulting from capital transactions     (12,749,722)  (1,084,506)
                                                                      ------------  -----------
  Net increase                                                           8,158,124    8,407,119
NET ASSETS at beginning of year                                         52,230,948   43,823,829
                                                                      ------------  -----------
NET ASSETS at end of year                                             $ 60,389,072  $52,230,948
                                                                      ------------  -----------
                                                                      ------------  -----------

                        See Notes to Financial Statements

EMERGING GROWTH EQUITY FUND
Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

  Shares                                         Value
----------                                    -----------
COMMON STOCKS                 94.7%
          APPAREL AND TEXTILE          0.9%
    10,000 Dress Barn*                        $   240,000
    19,000 Goody's Family Clothing,
            Inc.*                                 612,750
                                              -----------
                                                  852,750
                                              -----------
          AUTOMOTIVE PRODUCTS          1.1%
    15,600 Copart Inc.*                           274,950
    33,000 Keystone Automotive Inds,
            Inc.*                                 697,125
                                              -----------
                                                  972,075
                                              -----------
          BROADCASTING & PUBLISHING    0.7%
    21,400 Metro Networks, Inc*                   644,675
                                              -----------
          BUILDING AND CONSTRUCTION    2.5%
    40,700 Dycom Industries, Inc.*                903,031
    20,000 Lone Star Technology*                1,043,750
    10,000 NS Group, Inc.*                        323,750
                                              -----------
                                                2,270,531
                                              -----------
          BUSINESS AND PUBLIC
            SERVICES                   5.2%
    36,300 Americredit Corp.*                   1,034,550
    20,000 Cotelligent Group Inc.*                410,000
     7,400 Edutrek Int'l Inc A*                   194,250
    15,000 Hagler Bailly, Inc.*                   380,625
    50,000 Hospitality World Wide
            Services*                             656,250
    11,600 IMC Mortgage, Inc.*                    178,350
     2,800 Lasalle Partners Inc*                   98,000
    20,500 Learning Tree
            International, Inc.*                  581,687
    18,100 Medallion Financial Corp               389,150
    13,400 Sirrom Capital Corp                    695,125
    16,200 Viisage Technology Inc*                178,200
                                              -----------
                                                4,796,187
                                              -----------
          COMMERCIAL SERVICES          5.6%
    13,500 Advanced Health Corp*                  298,688
     9,300 AHL Services, Inc*                     168,563
    12,500 Applied Graphics
            Technologies*                         700,000
    37,600 Intelliquest Information
            Grp*                                  789,600
    10,000 Jackson Hewitt, Inc.*                  375,000
    10,200 Lason Holdings Inc.*                   280,500
    30,900 NFO Research, Inc.*                    834,300
    44,200 Profit Recovery Group,
            Intl.*                                801,125
    29,500 Superior Services Inc.*                840,750
                                              -----------
                                                5,088,526
                                              -----------
          CONSUMER GOODS AND
            SERVICES                   4.3%
    29,300 Ballantyne of Omaha Inc.*              564,025
    25,000 Central Garden & Pet
            Inc.*                                 759,375
    17,500 French Fragrances, Inc.*               203,438
    20,000 Maximus, Inc*                          578,750

  Shares                                         Value
----------                                    -----------
    20,000 Quicksilver, Inc.*                 $   730,000
    25,300 Waste Industries Inc*                  604,037
    20,000 Windmere Corp.                         476,250
                                              -----------
                                                3,915,875
                                              -----------
          DATA PROCESSING              2.3%
    36,200 HPR Inc.*                              791,875
    12,500 Micros Systems, Inc.*                  620,313
    28,300 Sequent Computer Systems
            Inc.*                                 700,425
                                              -----------
                                                2,112,613
                                              -----------
          ELECTRONICS AND
            ELECTRICAL                13.0%
    34,100 Actel Corp.*                           656,425
     8,200 Adflex Solutions*                      199,875
    42,400 Audiovox Corp--Cl A*                   431,950
    18,400 Burr-Brown Corp*                       614,100
    18,000 CFM Technologies Inc.*                 695,250
    14,400 Electro Science Inds
            Inc.*                                 878,400
    50,600 Endosonics Corp.*                      736,863
    25,000 Exar Corporation*                      656,250
    23,000 Faro Technologies Inc.*                376,625
    26,400 General Cable Corp*                    937,200
    22,700 Lecroy Corp*                         1,004,475
    23,100 PMC- Sierra, Inc.*                     586,163
    15,000 Qlogic*                                626,250
    17,000 Reptron Electronics Inc.*              310,250
     8,800 Sawtek, Inc.*                          403,700
    28,000 Sipex Corporation*                     889,000
    15,000 Tech Data Corp.*                       690,000
    52,000 Viewlogic Systems Inc.*              1,238,250
                                              -----------
                                               11,931,026
                                              -----------
          ENERGY                      10.5%
    27,800 Basin Exploration*                     465,650
    41,900 Benton Oil & Gas Co*                   780,388
    28,800 EVI, Inc.*                           1,843,200
    24,200 Global Industries Ltd.*                964,975
    26,000 Oceaneering Intl.*                     619,125
    59,400 Parker Drilling Co*                    902,138
    10,000 Precision Drilling Corp.*              638,750
    20,000 Quaker State Oil                       341,250
    31,200 Snyder Oil Corp.*                      707,850
    30,900 Tom Brown Inc.*                        757,050
    16,000 Trico Marine Service
            Inc.*                                 554,000
    25,000 Veritas Dgc, Inc.*                   1,064,062
                                              -----------
                                                9,638,438
                                              -----------
          FOOD AND SERVICES            3.1%
    15,900 CKE Restaurants, Inc.                  667,800
    13,600 Dreyer's Grand Ice Cream,
            Inc.                                  693,600

See Notes to Financial Statements      30

Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

  Shares                                         Value
----------                                    -----------
          FOOD AND SERVICES--Continued
    35,000 Foodmaker, Inc.*                   $   658,438
    31,800 Logan's Roadhouse, Inc.*               802,950
                                              -----------
                                                2,822,788
                                              -----------
          INSURANCE                    1.1%
    30,000 FPA Medical Management*              1,023,750
                                              -----------
          LODGING/MOTELS               1.4%
    20,000 Capstar Hotel, Co.*                    671,250
    27,500 Prime Hospitality Corp.*               620,469
                                              -----------
                                                1,291,719
                                              -----------
          MACHINERY AND ENGINEERING    1.7%
    30,000 American Eco Corp.*                    391,875
    25,200 Iteq,inc.*                             348,075
    13,000 Veeco Instruments Inc.*                820,625
                                              -----------
                                                1,560,575
                                              -----------
          MEDICAL SERVICES AND
            DRUGS                     11.1%
    10,000 ABR Information Services
            Inc.*                                 274,375
    16,100 Advance Paradigm Inc.*                 334,075
    52,000 Bio Technology General
            Corp.*                                776,750
     3,500 Boron Lepore & Assoc*                   80,938
     2,236 Caridovascular Dynamics,
            Inc.*                                  17,609
    26,000 Cooper Companies Inc*                  955,500
    44,500 Coventry Corp.*                        731,469
    18,100 Curative Health Services,
            Inc.*                                 556,575
    22,600 Hanger Orthopedic Group,
            Inc.*                                 337,587
    34,700 Healthcare Recoveries,
            Inc.*                                 763,400
    32,900 Intensiva Healthcare
            Corp*                                 230,300
     9,200 Kos Pharmaceuticals Inc.*              327,750
    30,000 Medical Resources Inc.*                581,250
    57,300 Novacare, Inc.*                        988,425
    23,900 Perclose, Inc.*                        525,800
    32,450 Renal Care Group Inc.*               1,160,086
    17,000 Res Care, Inc.*                        408,000
    19,900 Sunrise Assisted Living
            Ltd.*                                 716,400
     9,800 Vertex Pharmaceuticals,
            Inc*                                  369,950
                                              -----------
                                               10,136,239
                                              -----------
          MISC MATERIALS AND
            COMMODITIES                0.5%
    28,000 Altron Inc.*                           467,250
                                              -----------
          PRINTING                     1.5%
    28,000 Consolidated Graphics,
            Inc.*                               1,389,500
                                              -----------

 Shares                                          Value
----------                                    -----------
          REAL ESTATE                  1.0%
    23,550 Fairfield Communities
            Inc.*                             $   884,596
                                              -----------
          RETAIL                       5.5%
    50,000 Ames Dept Stores Inc.*                 737,500
    30,000 Cato Corp.--Cl A                       268,125
    29,800 Delia's, Inc.*                         666,775
    25,300 Macfrugals*                            771,650
    20,000 Paul Harris Stores*                    547,500
    35,000 Stage Stores Inc.*                   1,500,625
    18,000 Stein Mart, Inc.*                      589,500
                                              -----------
                                                5,081,675
                                              -----------
          SOFTWARE                    12.6%
    10,300 Advantage Learning
            Systems*                              256,213
    16,975 Computer Learning
            Centers*                              657,780
    25,000 Creative Computer Inc*                 312,500
     3,800 Data General Corp.*                    101,175
    25,000 Digi International Inc.*               353,125
    53,000 DSP Communications Inc.*             1,106,375
    25,000 DSP Group, Inc.*                       981,250
    24,000 Insight Enterprises Inc.*              801,000
    44,100 Linens 'n Things Inc.*               1,477,350
    13,500 Lycos, Inc*                            457,313
    20,000 Mapics, Inc.*                          255,000
    12,100 Phoenix Int'l Ltd*                     287,375
    27,900 Platinum Software Corp.*               320,850
    20,000 Pomeroy Computer
            Resources*                            850,000
    31,900 Radisys Corp*                        1,602,975
    25,000 RWD Technologies Inc*                  568,750
    16,600 STB Systems, Inc.*                     603,825
    40,000 System Software*                       585,000
                                              -----------
                                               11,577,856
                                              -----------
          TECHNOLOGY                   0.7%
    10,000 General Scanning Inc*                  347,500
     8,600 Rohr, Inc.*                            266,063
                                              -----------
                                                  613,563
                                              -----------
          TELECOMMUNICATIONS           5.2%
    15,000 Allen Telecom, Inc.*                   427,500
    20,600 Boston Technology Inc.*                697,825
    18,900 Cable Design
            Technologies*                         719,380
    32,000 LCC International Inc--Cl
            A*                                    688,000
    20,250 Level One Communications*              815,063
    12,500 Natural Microsystems
            Corp.*                                471,875
    17,200 Nice Systems Ltd Spons
            Adr*                                  967,500
                                              -----------
                                                4,787,143
                                              -----------

See Notes to Financial Statements      31

Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

 Shares                                          Value
----------                                    -----------
          TRANSPORTATION               3.2%
    20,700 Allied Holdings, Inc*              $   445,050
    44,300 American Freightways
            Corp.*                                830,625
    10,000 Celadon Group, Inc.*                   145,000
     2,000 Eagle USA Airfreight
            Inc.*                                  67,000
    27,000 Hunt (JB) Transport
            Services, Inc.*                       420,187
    23,700 Knight Transport Inc.*                 633,975
    20,000 Skywest Inc.                           395,000
                                              -----------
                                                2,936,837
                                              -----------
Total Common Stocks (Cost $61,565,833)        $86,796,187
                                              -----------

Principal
Amount                                           Value
----------                                    -----------
SHORT-TERM INVESTMENTS
          REPURCHASE AGREEMENT         3.8%
$3,452,832 Bear Stearns & Co. Inc.
          Dated 9/30/1997 5.92% Due
          10/1/97 Collateralized by
          $5,755,000 United States
          Treasury Strips Due
          2/15/2007 (Value
          ($3,217,390) and 375,000
          United States Treasury
          Strips Due 2/15/2001
          (Value $307,616)                    $ 3,452,832
                                              -----------
Total Investments (Cost
$65,018,665)                          98.5%   $90,249,019
Other Assets, Less Liabilities         1.5%     1,339,639
                                     ------   -----------
Net Assets                           100.0%   $91,588,658
                                     ------   -----------
                                     ------   -----------

*Denotes non-income producing security.

See Notes to Financial Statements      32

                 Statement of Assets and Liabilities          September 30, 1997
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $65,018,665)--Note 2(A)                                                 $ 90,249,019
  Receivable for investments sold                                            1,179,851
  Receivable for units sold                                                    762,363
  Dividends and interest receivable                                             24,486
  Other assets                                                                  16,347
                                                                          ------------
                                                                            92,232,066
LIABILITIES:
  Payable for investments purchased                             $422,223
  Payable for units redeemed                                      57,146
  Payable to investment managers                                  73,658
  Accrued expenses                                                90,381       643,408
                                                              ----------  ------------
NET ASSETS at value, applicable to 1,084,298 outstanding
  units of beneficial interest--Note 5                                    $ 91,588,658
                                                                          ------------
NET ASSET VALUE offering and redemption price per unit
  ($91,588,658 divided by 1,084,298 units)                                $      84.47
                                                                          ------------
                                                                          ------------

                 Statement of Operations           Year Ended September 30, 1997
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Dividends                                                 $   111,303
    Interest                                                      330,192
                                                              -----------
       Total Income                                                        $   441,495
  Expenses:
    Investment manager's fees--Note 3(A)                          987,520
    Shareholder servicing fees and expenses--Note 3(B)            471,372
    Custodian fees and expenses                                    84,021
    Legal and auditing fees                                        21,870
    Consultant fees                                                10,917
    Trustees' fees and expenses--Note 3(C)                         54,454
    Other                                                          46,776
                                                              -----------
       Total Expenses                                           1,676,930
       Less fees paid indirectly--Note 4                          (55,467)
                                                              -----------
       Net Expenses                                                          1,621,463
                                                                           -----------
INVESTMENT (LOSS)--NET                                                      (1,179,968)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
  Net realized gain on investments                             20,339,766
  Unrealized appreciation on investments                        1,076,088
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                             21,415,854
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $20,235,886
                                                                           -----------
                                                                           -----------

                        See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                                      Year Ended    Year Ended
                                                                       9/30/97       9/30/96
                                                                     ------------  ------------
OPERATIONS:
  Investment (loss)--net                                             $ (1,179,968) $ (1,250,419)
  Net realized gain                                                    20,339,766    15,317,099
  Net unrealized appreciation                                           1,076,088     6,281,307
                                                                     ------------  ------------
  Net increase in net assets resulting from operations                 20,235,886    20,347,987
                                                                     ------------  ------------

CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                                  15,421,504    10,600,409
  Value of units redeemed                                             (36,204,646)  (13,437,810)
                                                                     ------------  ------------
  Net (decrease) in net assets resulting from capital transactions    (20,783,142)   (2,837,401)
                                                                     ------------  ------------
Net increase (decrease)                                                  (547,256)   17,510,586
NET ASSETS at beginning of year                                        92,135,914    74,625,328
                                                                     ------------  ------------
NET ASSETS at end of year                                            $ 91,588,658  $ 92,135,914
                                                                     ------------  ------------
                                                                     ------------  ------------

                        See Notes to Financial Statements

INTERNATIONAL EQUITY FUND
Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

 Shares                                              Value
--------                                          ------------
  COMMON STOCKS                   97.1%
         APPAREL AND TEXTILE               1.3%
  5,200  Gucci Group Nv                           $    240,473
  5,900  Hennes & Mauritz Ser "B"                      257,943
                                                  ------------
                                                       498,416
                                                  ------------
         AUTOMOBILES                       3.2%
 11,000  Bridgestone Corp                              264,228
 15,230  Scania Ab                                     461,973
 20,000  Suzuki Motor Corp.                            192,166
 18,000  UMW Hldgs Berhad                               36,094
    290  Volkswagen Ag                                 201,221
                                                  ------------
                                                     1,155,682
                                                  ------------
         BANKING                           8.6%
  4,000  Banco Popular Esp                             257,434
 14,000  Bank of Tokyo-Mitsubishi Bank                 266,713
 24,200  Barclays Plc Ord                              654,607
  4,700  Credit Commercial De France                   275,715
 13,231  Far East Bank & Trust                          19,837
 21,000  Guoco Group                                    83,853
  3,150  HSBC Holdings UK                              111,973
  5,200  HSBC Holdings HK                              174,039
    500  Malayan Banking Bhd                             2,514
 19,350  National Westminster                          292,731
  7,900  Nordbanken AB                                 269,845
 20,678  Overseas Chinese Bank                         143,260
 14,000  Standard Chartered Plc                        191,780
 12,000  Sumitomo Trust & Bank                         119,275
 33,000  Westpac Banking Corporation                   207,899
                                                  ------------
                                                     3,071,475
                                                  ------------
         BROADCASTING & PUBLISHING         1.3%
 14,900  Flextech Ord Gbp*                             144,778
  2,200  Wolters Kluwer Cva                            296,811
                                                  ------------
                                                       441,589
                                                  ------------
         BUILDING PRODUCTS                 2.1%
  4,464  Asia Cement GDS                                66,675
 28,000  Blue Circle Industries                        181,377
 68,000  Boral Limited                                 205,877
 46,000  Cemex SA                                      273,320
                                                  ------------
                                                       727,249
                                                  ------------

 Shares                                              Value
--------                                          ------------
         BUSINESS AND PUBLIC SERVICES      6.4%
  8,000  Asatsu Inc.                              $    202,105
 12,000  Canon Inc.                                    350,868
  7,244  Getronics Nv                                  226,851
 18,742  Logica                                        267,487
  1,460  SAP AG Non Voting Preferred                   391,000
  5,000  Secom Company                                 337,532
 52,500  Securicor Group                               228,983
 10,100  Securitas Ab                                  240,429
                                                  ------------
                                                     2,245,255
                                                  ------------
         CHEMICALS                         4.1%
 40,000  Asahi Chemical Industries                     201,774
  6,660  Basf AG                                       240,956
    390  Clariant Ag-reg                               314,197
  3,000  Novo-Nordisk AS                               335,476
 13,000  Shin-etsu Chemical Co.                        357,494
                                                  ------------
                                                     1,449,897
                                                  ------------
         CONSTRUCTION AND HOUSING          1.6%
282,200  DMCI Holdings Inc.*                            22,592
  3,000  Hyundai Eng And Con-St                         59,076
 16,000  Kajima Corp.                                   70,372
 12,000  Sekisui House                                 114,305
  6,450  Skanska Ab                                    280,713
                                                  ------------
                                                       547,058
                                                  ------------
         CONSUMER GOODS AND SERVICES       0.6%
  3,100  Cap Gemini SA                                 201,189
                                                  ------------
         ELECTRONICS AND ELECTRICAL       13.8%
  6,900  Advanced Semiconductor GDR*                   168,188
  2,700  Alcatel Alsthom                               359,107
  5,030  ASM Lithography                               505,929
 12,000  Ericsson Tel                                  576,856
 36,300  General Electric Corp.                        229,572
 32,000  Hitachi Ltd.                                  278,309
 19,000  Matsushita Electric Industrial
           Corp.                                       343,082
  7,000  Matsushita Electric Works                      73,056
  3,940  Nokia AB                                      374,889
  5,800  Philips Electronic                            490,958
  4,000  Rohm Co.                                      470,475
    982  Samsung Electronics                            71,441
  5,070  SGS-Thomson Micro*                            477,752
  4,600  Sony Corp.                                    434,361
                                                  ------------
                                                     4,853,975
                                                  ------------

See Notes to Financial Statements      35

Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

 Shares                                              Value
--------                                          ------------
         ENERGY                            4.2%
139,600  Centrica Plc Ord                         $    208,597
 35,628  ENI Spa                                       224,233
 49,000  Lasmo Ord                                     215,301
  4,100  PTT Exploration and Prd                        54,892
 44,700  Shell Transport & Trading                     327,465
  3,900  Total                                         446,393
                                                  ------------
                                                     1,476,881
                                                  ------------
         FINANCIAL SERVICES                2.6%
  2,410  Cetelem                                       274,629
 40,000  Fomento Econ Mexico                           344,672
  4,167  ING Groep NV                                  191,433
  7,000  Nomura Securities Company Ltd.                 91,030
                                                  ------------
                                                       901,764
                                                  ------------
         FOOD AND SERVICES                 2.7%
167,000  Goodman Fielder Lt                            269,675
 29,500  Grand Metropolitan                            282,113
 37,200  Morrison Supermarket                          126,496
    190  Nestle SA                                     265,060
                                                  ------------
                                                       943,344
                                                  ------------
         FOREST PRODUCTS AND PAPER         0.8%
  7,500  Mo Och Domsjo                                 281,900
                                                  ------------
         HEALTH AND PERSONAL CARE          8.1%
    140  Ares Serono Group B                           252,570
 14,000  Astra Ab-A Shares                             258,491
 34,500  British Biotech                                87,777
 16,000  Glaxo Wellcome                                360,428
 56,000  Kalbe Farma                                    42,412
 14,526  Medeva                                         49,042
    275  Novartis AG                                   422,270
     25  Roche Holding Ag                              222,066
 15,000  Sankyo Company                                519,345
 29,100  Smithkline Beecham                            284,400
  2,110  Synthelabo                                    249,691
  5,000  Yamanouchi Pharm                              123,417
                                                  ------------
                                                     2,871,909
                                                  ------------
         INDUSTRIAL COMPONENTS             2.0%
 31,454  BICC                                           84,346
 20,000  NSK                                            85,481
 19,000  Sumitomo Electric Industries                  272,262
  3,967  Valeo                                         260,133
                                                  ------------
                                                       702,222
                                                  ------------
 Shares                                              Value
--------                                          ------------
         INSURANCE                         3.7%
 12,100  Malaysian Assurance Alliance             $     32,662
 40,146  Royal & Sun Alliance Insurance
           Group                                       381,653
  6,000  Skandia Forsakrings Ab                        268,250
 24,000  Tokio Marine & Fire                           288,248
    775  Zurich Versicherun                            337,798
                                                  ------------
                                                     1,308,611
                                                  ------------
         LEISURE                           1.6%
 12,500  Granada Group                                 176,886
 48,000  Magnum Cp Bhd                                  42,202
 29,200  Rank Group Ord                                172,405
  4,900  Sony Music Entertainment                      170,464
                                                  ------------
                                                       561,957
                                                  ------------
         MACHINERY AND ENGINEERING         5.3%
    220  ABB AG                                        324,485
 12,600  British Aerospace                             338,589
  6,890  Cardo AB                                      213,993
  4,794  IHC Caland Nv                                 302,424
 45,000  Kawasaki Heavy Industries                     155,430
 18,000  Mitsubishi Heavy Industries                    98,551
 68,000  Rolls Royce                                   281,209
 33,000  Utd Tractors                                   45,693
 36,600  Vickers Plc                                   126,229
                                                  ------------
                                                     1,886,603
                                                  ------------
         METALS AND MINING                 3.7%
 30,000  Mitsubishi Materials                           89,953
160,000  NKK Corp.                                     214,695
 59,000  North Ltd.                                    208,279
     20  Pohang Iron & Steel                             1,230
 13,000  Ssab (svenskt Stal) Ser "A"                   268,316
    910  Thyssen Ag                                    212,534
 15,000  Usinor Sacilor                                303,175
                                                  ------------
                                                     1,298,182
                                                  ------------
         MATERIALS AND COMMODITIES         1.4%
  7,000  De Beers Cons Mines ADR                       206,063
 42,000  Ioi Corp.                                      42,498
  1,800  SGL Carbon AG                                 262,940
                                                  ------------
                                                       511,501
                                                  ------------
         MULTI INDUSTRY                    1.2%
 28,000  Hutchison Whampoa                             275,893
 38,000  Wharf Holdings                                139,950
                                                  ------------
                                                       415,843
                                                  ------------

See Notes to Financial Statements      36

Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

 Shares                                              Value
--------                                          ------------
         REAL ESTATE                       2.8%
 26,000  Cheung Kong Holdings                     $    292,305
 49,000  DBS Land                                      119,135
 67,000  Hong Kong Land Hld ADR                        227,800
 13,000  Mitsubishi Estate                             189,515
 13,000  Mitsui Fudosan Co.                            158,288
                                                  ------------
                                                       987,043
                                                  ------------
         RETAIL                            2.4%
  7,341  Ahold Ntfl                                    198,523
  3,800  Familymart Co                                 166,190
  7,000  Ito-yokado Co.                                379,196
  7,576  Kingfisher Plc Ord                            103,462
                                                  ------------
                                                       847,371
                                                  ------------
         TELECOMMUNICATIONS                5.8%
 41,300  British Telecom                               273,202
     46  DDI Corp.                                     230,897
 32,883  General Cable Corp*                            60,556
     34  Nippon Tel & Tel Corp.                        312,600
 60,300  Telecom Ital Mobile                           239,159
 60,000  Telecom Services Telecom
           Italia Spa                                  233,279
  7,000  Telefonica De Espana                          220,092
  8,000  Telefonos De Mexico ADR                       414,000
 28,000  Tenaga Nasional                                75,581
                                                  ------------
                                                     2,059,366
                                                  ------------
         TRANSPORTATION                    1.3%
 16,100  British Airways                               176,464
  8,900  Railtrack Group Plc Ord                       128,962
 33,000  Tobu Railways Co                              135,849
                                                  ------------
                                                       441,275
                                                  ------------
 Shares                                              Value
--------                                          ------------
         UTILITIES                         3.7%
 10,000  Electrobras Cent El ADR Repr
           50 Pfd Cl B Shs                        $    277,935
 46,000  Hong Kong Electric                            171,196
 14,170  Manila Electric Co B                           49,090
 20,300  National Power Ord                            186,754
  2,300  Telebras Telec Bra ADR Repr
           1000 Pfd*                                   296,125
  5,180  Veba Ag                                       302,232
                                                  ------------
                                                     1,283,332
                                                  ------------
         WHOLESALE INTERNATIONAL TRADE     0.8%
 30,000  Mitsubishi Corp.                              290,733
                                                  ------------
Total Equity Securities (Cost $28,052,593)        $ 34,261,622
                                                  ------------

Principal
Amount
--------
               FIXED INCOME INVESTMENTS
$100,000 Yang Ming Marine
           2.00% Convertible Bonds
           Due 06/10/2001, (Cost
           $115,212)                       0.3%   $    111,500
                                                  ------------
Total Investments (Cost $28,167,805)      97.4%   $ 34,373,122
Other Assets, Less Liabilities             2.6%        903,173
                                         ------   ------------
Net Assets                               100.0%   $ 35,276,295
                                         ------   ------------
                                         ------   ------------

*Denotes non-income producing security.

See Notes to Financial Statements      37

                 Geographical Diversification                 September 30, 1997
                 ---------------------------------------------------------------

                                                           Percent of Net Assets
                                                --------------------------------------------
                                                   Common and
                                                   Preferred        Bonds and
Country                                              Stocks           Notes         Total
----------------------------------------------  ----------------  --------------  ----------
Japan                                                   22.7%           -    %         22.7%
United Kingdom                                          19.0            -              19.0
Sweden                                                   9.6            -               9.6
France                                                   8.1            -               8.1
Netherlands                                              6.9            -               6.9
Switzerland                                              6.1            -               6.1
Germany                                                  4.6            -               4.6
Hong Kong                                                3.9            -               3.9
Mexico                                                   2.9            -               2.9
Australia                                                2.5            -               2.5
Spain                                                    2.1            -               2.1
Italy                                                    2.0            -               2.0
Finland                                                  1.1            -               1.1
Denmark                                                  1.0            -               1.0
Brazil                                                   0.8            -               0.8
Singapore                                                0.7            -               0.7
Malaysia                                                 0.7            -               0.7
Taiwan                                                   0.7              0.3           1.0
South Africa                                             0.6            -               0.6
South Korea                                              0.4            -               0.4
Philippines                                              0.3            -               0.3
Thailand                                                 0.2            -               0.2
Indonesia                                                0.2            -               0.2
                                                                           --
                                                         ---                            ---
Total Investments                                       97.1%             0.3%         97.4%
Other Assets Less Liabilities                                                           2.6%
                                                                                        ---
Total                                                                                 100.0%
                                                                                        ---
                                                                                        ---

                        See Notes to Financial Statements

                 Statement of Assets and Liabilities          September 30, 1997
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $28,167,805)--Note 2(A)                                       $ 34,373,122
  Cash                                                               564,989
  Receivable for investments sold                                    188,215
  Receivable for units sold                                          381,416
  Dividends and interest receivable                                  123,191
  Other assets                                                         4,158
  Net gain on forward foreign currency contracts                      44,339
                                                                ------------
                                                                  35,679,430
LIABILITIES:
  Payable for investments purchased                 $ 299,520
  Payable for units redeemed                           13,095
  Payable to investment managers                       16,546
  Accrued expenses                                     73,974        403,135
                                                    ---------   ------------
NET ASSETS at value, applicable to 690,533
  outstanding units of beneficial interest--Note 5              $ 35,276,295
                                                                ------------
                                                                ------------
NET ASSET VALUE offering and redemption price per
  unit
  ($35,276,295 divided by 690,533 units)                        $      51.09
                                                                ------------
                                                                ------------

                        See Notes to Financial Statements

                 Statement of Operations           Year Ended September 30, 1997
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Dividends (net of foreign taxes of $28,314)     $     532,874
    Interest                                               63,206
                                                    -------------
       Total Income                                                 $     596,080
  Expenses:
    Investment managers's fees--Note 3(A)                 295,633
    Shareholder servicing fees and expenses--Note
    3(B)                                                  209,614
    Custodian fees and expenses                           105,338
    Legal and auditing fees                                26,496
    Consultant fees                                        18,417
    Trustees' fees and expenses--Note 3(C)                 27,646
    Other                                                  40,343
                                                    -------------
       Total Expenses                                     723,487
       Less fees paid indirectly--Note 4                  (20,340)
                                                    -------------
       Net Expenses                                                       703,147
                                                                    -------------
INVESTMENT (LOSS)--NET                                                   (107,067)
REALIZED AND UNREALIZED GAIN--Note 4:
  Net realized gain on:
    Investments                                         3,863,751
    Foreign currency transactions                         155,945
                                                    -------------
                                                        4,019,696
                                                    -------------
  Unrealized appreciation on:
    Investments                                           507,845
    Foreign currency translations of other assets
    and liabilities                                        37,009
                                                    -------------
                                                          544,854
                                                    -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCIES                                                4,564,550
                                                                    -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                        $   4,457,483
                                                                    -------------
                                                                    -------------

                        See Notes to Financial Statements

                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                           Year Ended     Year Ended
                                                            9/30/97        9/30/96
                                                          ------------   ------------
OPERATIONS:
  Investment (loss)--net                                  $   (107,067)  $    (71,627)
  Net realized gain                                          4,019,696      3,827,368
  Net unrealized appreciation                                  544,854        599,795
                                                          ------------   ------------
  Net increase in net assets resulting from operations       4,457,483      4,355,536
                                                          ------------   ------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                        9,216,371      8,808,775
  Value of units redeemed                                  (17,999,512)    (4,705,939)
                                                          ------------   ------------
  Net increase (decrease) in net assets resulting from
  capital transactions                                      (8,783,141)     4,102,836
                                                          ------------   ------------
  Net increase (decrease)                                   (4,325,658)     8,458,372
NET ASSETS at beginning of year                             39,601,953     31,143,581
                                                          ------------   ------------
NET ASSETS at end of year                                 $ 35,276,295   $ 39,601,953
                                                          ------------   ------------
                                                          ------------   ------------

                        See Notes to Financial Statements

ACTIVELY MANAGED BOND FUND
Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
CORPORATE BONDS                 1.7%
$   496,000 Consolidated Natural Gas
             Sf Db 8.625% Due
             12/01/2011                        $    521,675
  2,000,000 Pepsico Inc.
             Structured Medium Term
             Note
             6.00% Due 03/04/2008                 1,937,390
                                               ------------
           Total Corporate Bonds
             (Cost $2,484,811)                 $  2,459,065
                                               ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS                     96.2%
$    30,018 Collateralized Mortgage
             Obligation
             TR 1
             0.00% Due 5/20/2017               $     24,865
    183,903 Collateralized Mortgage
             Obligation
             TR 29
             0.00% Due 5/01/2013                    139,774
    127,361 Collateralized Mortgage
             Sec Corp. 7.00% Due
             6/1/2006                               127,118
  1,000,000 Federal Home Loan Bank
             7.50% Due 04/11/2006                 1,001,635
  2,000,000 Federal Home Loan Bank
             Structured Note
             6.625% Due 12/20/2005                2,003,788
 10,000,000 Federal Home Loan Bank
             0.00% Due 07/10/2017                 2,156,670
 10,000,000 Federal Home Loan Bank
             0.00% Due 06/26/2017                 2,204,760
  8,000,000 Federal Home Loan Bank
             0.00% Due 06/25/2012                 2,658,344
 15,000,000 Federal Home Loan Bank
             0.00% Due 07/14/2017                 3,294,405
 10,000,000 Federal Home Loan Bank
             0.00% Due 07/02/2012                 3,313,130
 28,000,000 Federal Home Loan Bank
             0.00% Due 07/25/2017                 6,194,272
    249,506 Federal Home Loan
             Mortgage Corp. Pool
             #297625 8.50% Due
             6/1/2017                               262,403
    358,780 Federal Home Loan
             Mortgage Corp. Pool
             #533625 8.50% Due
             12/1/2007                              373,365
    500,000 Federal Home Loan
             Mortgage Corp. 7.13%
             Due 09/15/2005                         500,737
    482,084 Federal Home Loan
             Mortgage Corp. Pool
             #533624 8.50% Due
             12/01/2007                             503,200

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   806,849 Federal Home Loan
             Mortgage Corp. Pool
             #141001 7.75% Due
             9/1/2016                          $    825,866
  1,000,000 Federal Home Loan
             Mortgage Corp. FHR 1617
             H 6.50% Due 10/15/2023                 945,147
  1,000,000 Federal Home Loan
             Mortgage Corp. 6.59%
             Due 12/09/2008                         987,463
  1,000,000 Federal Home Loan
             Mortgage Corp. 6.53%
             Due 2/23/2006                          991,022
  1,000,000 Federal Home Loan
             Mortgage Corp. 7.09%
             Due 11/24/2006                       1,005,844
  1,500,000 Federal Home Loan
             Mortgage Corp. 6.84%
             Due 3/2/2009                         1,484,630
  1,645,000 Federal Home Loan
             Mortgage Corp. 6.08%
             Due 10/29/2008                       1,583,107
  3,234,000 Federal Home Loan
             Mortgage Corp. Remic
             1505Q 7.00% Due
             05/15/2023                           3,157,787
    367,713 Federal Home Loan
             Mortgage Corp. Remic
             1574V 6.50% Due
             03/15/2023                             337,656
    622,122 Federal Home Loan
             Mortgage Corp. Remic
             1360B 7.50% Due
             04/15/2022                             615,031
    753,071 Federal Home Loan
             Mortgage Corp. Remic
             1574U 6.50% Due
             09/15/2023                             703,945
    708,000 Federal Home Loan
             Mortgage Corp. Remic
             1966N 7.50% Due
             09/15/2026                             706,338
    750,000 Federal Home Loan
             Mortgage Corp. Remic
             Series 1976, Class Z
             8.00% Due 03/15/2023                   735,718
    803,309 Federal Home Loan
             Mortgage Corp. Remic
             1527OZ 7.50% Due
             05/15/2023                             788,559
  1,450,000 Federal Home Loan
             Mortgage Corp. Remic
             1948BC 7.50% Due
             08/15/2024                           1,433,674
 10,000,000 Federal Home Loan
             Mortgage Corp. 0.00%
             Due 08/07/2017                       2,143,980
  2,493,000 Federal Home Loan
             Mortgage Corp. Remic
             1966P 7.50% Due
             08/15/2026                           2,481,051

See Notes to Financial Statements      42

Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$ 2,728,174 Federal Home Loan
             Mortgage Corp. Remic
             1946AB 7.50% Due
             06/15/2024                        $  2,688,501
  3,000,000 Federal Home Loan
             Mortgage Corp. Remic
             1966V 7.50% Due
             06/15/2027                           2,928,753
  1,000,000 Federal Home Loan
             Mortgage Corp. Note
             6.375% Due 3/11/2003                   991,483
    200,000 Federal National Mortgage
             Association Medium Term
             Note 6.69% Due
             02/02/2011                             197,284
    500,000 Federal National Mortgage
             Association FNR 93-61HB
             6.75% Due 3/25/2022                    495,305
    500,000 Federal National Mortgage
             Association Medium Term
             Note 7.74% Due
             10/24/2006                             497,993
    640,383 Federal National Mortgage
             Association Pool #87277
             7.50% Due 4/1/2018                     658,020
    667,602 Federal National Mortgage
             Association Pool
             #050987 6.50% Due
             2/1/2009                               665,399
    678,235 Federal National Mortgage
             Association Remic
             1992-2101 7.50% Due
             04/25/2022                             672,991
    838,700 Federal National Mortgage
             Association Remic
             #1991-47H 7.50% Due
             5/25/2006                              855,595
  1,015,000 Federal National Mortgage
             Association Remic Fnr
             93-226C 6.00% Due
             12/25/2023                             950,007
    987,019 Federal National Mortgage
             Association Remic
             1993-4M 7.50% Due
             03/25/2022                             981,699
  1,000,000 Federal National Mortgage
             Association Medium Term
             Note 6.25% Due
             1/14/2004                              983,088
  1,000,000 Federal National Mortgage
             Association Medium Term
             Note 6.39% Due
             12/9/2003                              984,976
  1,024,663 Federal National Mortgage
             Association Pass Thru
             Pool#239024 7.00% Due
             10/1/2023                            1,024,581
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$ 1,000,000 Federal National Mortgage
             Association Medium Term
             Note 7.65% Due
             10/6/2006                         $  1,033,119
  1,150,000 Federal National Mortgage
             Association Medium Term
             Note 6.71% Due
             2/13/2006                            1,137,056
  1,170,591 Federal National Mortgage
             Association Pass Thru
             Pool#50966 7.00% Due
             1/1/2024                             1,170,497
  2,000,000 Federal National Mortgage
             Association Medium Term
             Note 7.84% Due
             12/23/2011                           2,020,282
  3,055,000 Federal National Mortgage
             Association CMO
             1993-32H 6.00% Due
             3/25/2023                            2,909,307
  3,007,807 Federal National Mortgage
             Association Pass Thru
             Pool #050965 6.50% Due
             1/1/2024                             2,944,733
  3,032,547 Federal National Mortgage
             Association Remic
             1994-69 Class CA 7.25%
             Due 03/25/2023                       3,006,119
    661,000 Federal National Mortgage
             Association Remic
             1994-3PL 5.50% Due
             01/25/2024                             582,143
    707,035 Federal National Mortgage
             Association Remic
             X-225C Class NE 6.50%
             Due 12/25/2022                         663,439
  1,165,000 Federal National Mortgage
             Association Remic
             Series 1997-56 Class H
             7.50% Due 05/18/2026                 1,167,541
  1,347,000 Federal National Mortgage
             Association Remic
             1997-42U 7.50% Due
             08/18/2025                           1,332,916
  1,461,809 Federal National Mortgage
             Association Remic
             1993-252V 6.50% Due
             02/25/2023                           1,360,440
  1,592,045 Federal National Mortgage
             Association Remic
             Series 1997-51, Class C
             7.50% Due 11/18/2013                 1,565,056
  2,259,639 Federal National Mortgage
             Association Remic
             X-130A, Class T 6.50%
             Due 12/25/2022                       2,123,110
  3,000,000 Federal National Mortgage
             Association Remic,
             Series 1997-52, Class
             CD 7.50% Due 09/18/2025              2,948,994

See Notes to Financial Statements      43

Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$ 3,820,119 Federal National Mortgage
             Association Remic
             1993-247C 7.00% Due
             03/25/2023                        $  3,763,447
  5,000,000 Federal National Mortgage
             Association Remic,
             Series 1997-52, Class
             CE 7.50% Due 02/18/2026              4,880,745
      1,636 Government National
             Mortgage Association
             Pool #010855 8.00% Due
             07/15/2006                               1,712
      1,743 Government National
             Mortgage Association
             Pool #002919 8.00% Due
             2/15/2004                                1,813
      6,005 Government National
             Mortgage Association
             Pool #290013 8.00% Due
             4/15/2020                                6,275
     11,694 Government National
             Mortgage Association
             Pool #247493 8.00% Due
             7/15/2018                               12,260
     12,307 Government National
             Mortgage Association
             Pool #216159 8.00% Due
             4/15/2017                               12,905
     16,254 Government National
             Mortgage Association
             Custom #209105 8.00%
             Due 3/20/2017                           16,964
     15,757 Government National
             Mortgage Association
             Pool #025811 9.00% Due
             1/15/2009                               17,015
     30,204 Government National
             Mortgage Association
             Pool #011192 7.25% Due
             4/15/2006                               30,928
     34,881 Government National
             Mortgage Association
             Pool #1350 6.50% Due
             3/15/2002                               35,002
     64,983 Government National
             Mortgage Association
             Pool #205624 8.50% Due
             3/15/2017                               69,020
     69,018 Government National
             Mortgage Association
             Jumb #000710 8.00% Due
             2/20/2017                               72,032
     78,955 Government National
             Mortgage Association
             Pool #05214 8.00% Due
             7/15/2005                               82,375
    132,819 Government National
             Mortgage Association
             Pool #202887 8.00% Due
             4/15/2017                              139,277
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   146,475 Government National
             Mortgage Association
             Pool #193256 8.00% Due
             3/15/2017                         $    153,598
    155,923 Government National
             Mortgage Association
             Pool #291195 8.00% Due
             5/15/2020                              162,963
    191,576 Government National
             Mortgage Association
             Pool #169957 8.50% Due
             7/15/2016                              203,546
    199,260 Government National
             Mortgage Association
             Pool #290123 8.00% Due
             6/15/2020                              208,257
    237,480 Government National
             Mortgage Association
             Pool #218150 8.00% Due
             6/15/2017                              249,028
    239,306 Government National
             Mortgage Association
             Pool #213606 8.00% Due
             4/15/2017                              250,943
    284,246 Government National
             Mortgage Association
             Pool #196754 8.50% Due
             2/15/2017                              301,904
    303,428 Government National
             Mortgage Association
             Jumbo #000675 8.00% Due
             12/20/2016                             316,470
    373,230 Government National
             Mortgage Association
             Pool #226673 9.50% Due
             07/15/2017                             406,495
    434,974 Government National
             Mortgage Association
             Custom #152027 8.00%
             Due 10/20/2016                         453,669
    604,744 Government National
             Mortgage Association
             Pool #364979 8.00% Due
             04/15/2024                             626,273
    753,093 Government National
             Mortgage Association
             Pool #373826 8.00% Due
             9/15/2023                              781,289
    773,649 Government National
             Mortgage Association
             Pass Thru Pool #385850
             8.00% Due 8/15/2024                    801,191
    790,326 Government National
             Mortgage Association
             Pass Thru Pool #377003
             8.00% Due 8/15/2024                    818,462
  1,629,879 Government National
             Mortgage Association
             Pass Through 8.00% Due
             11/15/2024                           1,687,903

See Notes to Financial Statements      44

Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$10,020,000 United States Treasury
             Bonds 9.25% Due
             2/15/2016                         $ 13,013,475
  7,000,000 United States Treasury
             Notes 6.50% Due
             5/15/2005                            7,150,940
  2,000,000 United States Treasury
             Zero Coupons 0.00% Due
             2/15/2002                            1,543,800
  5,000,000 United States Treasury
             Zero Coupons 0.00% Due
             5/15/2004                            3,349,950
  6,800,000 United States Treasury
             Zero Coupons 0.00% Due
             2/15/2006                            4,061,980
 19,180,000 United States Treasury
             Zero Coupons 0.00% Due
             2/15/2010                            8,755,285
                                               ------------
Total United States Government and Agency
  Obligations (Cost $137,024,133)              $141,664,902
                                               ------------

Principal
Amount                                            Value
-----------                                    ------------
SHORT TERM INVESTMENTS
           REPURCHASE AGREEMENT         0.6%
$   850,000 United States Government
           Repurchase Agreement
           Dated 9/30/97 6.15% Due
           10/1/1997 Collateralized
           by 1,350,000 Federal Home
           Loan Mortgage Corp. Due
           9/1/2008 (Value $850,000)           $    850,000
                                               ------------
Total Investments (Cost
$140,358,944)                          98.5%   $144,973,967
Other Assets, Less Liabilities          1.5%      2,164,839
                                      ------   ------------
Net Assets                            100.0%   $147,138,806
                                      ------   ------------
                                      ------   ------------

See Notes to Financial Statements      45

                 Statement of Assets and Liabilities          September 30, 1997
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $140,358,944)--Note 2(A)                                   $144,973,967
  Cash                                                             63,171
  Receivable for units sold                                     1,275,754
  Interest receivable                                           1,053,544
  Other assets                                                     33,239
                                                             ------------
                                                              147,399,675
LIABILITIES:
  Payable for units redeemed                        $134,551
  Payable to investment managers                     41,755
  Accrued expenses                                   84,563       260,869
                                                    -------  ------------
NET ASSETS at value, applicable to 4,341,073
  outstanding units of beneficial interest--Note 5           $147,138,806
                                                             ------------
                                                             ------------
NET ASSET VALUE offering and redemption price per
  unit ($147,138,806 divided by 4,341,073 units)             $      33.89
                                                             ------------
                                                             ------------

                 Statement of Operations           Year Ended September 30, 1997
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Interest                                              $10,403,000
                                                          ----------
       Total Income                                                   $10,403,000
  Expenses:
    Investment manager's fees--Note 3(A)                     485,096
    Shareholder servicing fees and expenses--Note 3(B)       541,659
    Custodian fees and expenses                               34,933
    Legal and auditing fees                                   21,870
    Consultant fees                                           10,917
    Trustees' fees and expenses--Note 3(C)                    27,139
    Other                                                     54,374
                                                          ----------
       Total Expenses                                                  1,175,988
                                                                      ----------
INVESTMENT INCOME--NET                                                 9,227,012
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
  Net realized gain on investments                         1,219,640
  Unrealized appreciation on investments                   3,740,985
                                                          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        4,960,625
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $14,187,637
                                                                      ----------
                                                                      ----------

                        See Notes to Financial Statements

             ACTIVELY MANAGED BOND FUND
             (CONTINUED)
                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                           Year Ended    Year Ended
                                                            9/30/97       9/30/96
                                                          ------------  ------------
OPERATIONS:
  Investment income--net                                  $  9,227,012  $  8,692,376
  Net realized gain (loss)                                   1,219,640       (15,324)
  Net unrealized appreciation (depreciation)                 3,740,985    (2,644,736)
                                                          ------------  ------------
  Net increase in net assets resulting from operations      14,187,637     6,032,316
                                                          ------------  ------------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                       36,098,759    28,269,160
  Value of units redeemed                                  (53,451,868)  (24,124,192)
                                                          ------------  ------------
  Net increase (decrease) in net assets resulting from
  capital
    transactions                                           (17,353,109)    4,144,968
                                                          ------------  ------------
  Net increase (decrease)                                   (3,165,472)   10,177,284
  NET ASSETS at beginning of year                          150,304,278   140,126,994
                                                          ------------  ------------
  NET ASSETS at end of year                               $147,138,806  $150,304,278
                                                          ------------  ------------
                                                          ------------  ------------

                        See Notes to Financial Statements

INTERMEDIATE-TERM BOND FUND
Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
   UNITED STATES GOVERNMENT & AGENCY
  OBLIGATIONS                      98.5%
$   276,738 Collateralized Mortgage
             Obligation Trust
             Remic 27A
             7.25% Due 04/23/2017              $    281,633
    430,000 Federal Farm Credit Bank
             Medium Term Note
             7.21% Due 08/06/2007                   431,490
    500,000 Federal Home Loan Bank
             Structured Note
             6.85% Due 05/08/2006                   500,999
    500,000 Federal Home Loan Bank
             7.34% Due 09/20/2005                   500,764
  2,000,000 Federal Home Loan Bank
             7.50% Due 04/11/2006                 2,003,270
    250,000 Federal Home Loan Bank
             7.74% Due 05/23/2005                   250,184
    100,000 Federal Home Loan Bank
             7.74% Due 10/01/2003                   100,000
    300,000 Federal Home Loan Bank
             Structured Note
             7.00% Due 11/22/2005                   299,410
  2,000,000 Federal Home Loan Bank
             Structured Note
             6.75% Due 04/10/2006                 2,028,214
  2,000,000 Federal Home Loan Bank
             Notes
             6.27% Due 1/14/2004                  1,970,532
  1,000,000 Federal Home Loan
             Mortgage Corp.
             6.355% Due 8/8/2005                    988,819
  1,500,000 Federal Home Loan
             Mortgage Corp.
             6.91% Due 6/20/2005                  1,521,219
    465,000 Federal Home Loan
             Mortgage Corp.
             7.35% Due 06/01/2005                   466,638
  1,000,000 Federal Home Loan
             Mortgage Corp.
             7.25% Due 07/17/2007                 1,001,106
    660,000 Federal Home Loan
             Mortgage Corp.
             Structured Note
             6.70% Due 9/3/2003                     657,526
  1,748,477 Federal Home Loan
             Mortgage Corp.
             Remic Series 1379 Class
             I
             7.50% Due 03/15/2022                 1,738,110
    400,000 Federal Home Loan
             Mortgage Corp.
             Remic Series 32 Class E
             7.50% Due 03/25/2005                   409,848
  2,253,408 Federal Home Loan
             Mortgage Corp.
             Remic 27a
             7.00% Due 04/15/2022                 2,227,546

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   606,662 Federal Home Loan
             Mortgage Corp.
             Remic 1680e
             6.50% Due 2/15/2024               $    601,987
  1,300,422 Federal Home Loan
             Mortgage Corp.
             Remic 1681K
             7.00% Due 08/15/2023                 1,293,819
  1,199,631 Federal Home Loan
             Mortgage Corp.
             Remic 1706Lb
             7.00% Due 06/15/2023                 1,183,739
  1,880,441 Federal Home Loan
             Mortgage Corp.
             Remic 1946h
             7.60% Due 11/15/2024                 1,881,650
    788,738 Federal Home Loan
             Mortgage Corp.
             Gold Remic
             7.00% Due 11/15/2005                   795,277
    678,228 Federal Home Loan
             Mortgage Corp.
             157 Remic Cmo
             8.75% Due 07/15/2000                   698,161
  1,606,264 Federal Home Loan
             Mortgage Corp.
             Remic, 1462A
             7.50% Due 02/15/2022                 1,589,005
     12,112 Federal Home Loan
             Mortgage Corp.
             Pool #200030
             9.00% Due 03/01/2001                    12,509
     36,610 Federal Home Loan
             Mortgage Corp.
             Pool #200034
             8.50% Due 05/01/2001                    37,498
     16,896 Federal Home Loan
             Mortgage Corp.
             Pool #200035
             9.00% Due 05/01/2001                    17,450
     66,736 Federal Home Loan
             Mortgage Corp.
             Pool #200040
             9.00% Due 06/01/2001                    68,924
     57,927 Federal Home Loan
             Mortgage Corp.
             Pool #200070
             7.50% Due 04/01/2002                    58,114
     94,390 Federal Home Loan
             Mortgage Corp.
             Pool #200071
             7.50% Due 05/01/2002                    94,695
     87,975 Federal Home Loan
             Mortgage Corp.
             Pool #212242
             7.50% Due 07/01/2001                    88,264
     18,979 Federal Home Loan
             Mortgage Corp.
             Pool #212719
             7.50% Due 08/01/2001                    19,041

See Notes to Financial Statements      48

Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$    71,195 Federal Home Loan
             Mortgage Corp.
             Pool #213857
             7.50% Due 11/01/2001              $     71,429
     26,624 Federal Home Loan
             Mortgage Corp.
             Pool #214040
             7.50% Due 12/01/2001                    26,710
     49,840 Federal Home Loan
             Mortgage Corp.
             Pool #251478
             7.00% Due 12/01/1998                    49,627
     12,813 Federal Home Loan
             Mortgage Corp.
             Pool #309883
             7.00% Due 09/01/1998                    12,780
     36,692 Federal Home Loan
             Mortgage Corp.
             Pool #320139
             8.00% Due 09/01/2001                    37,280
    343,078 Federal Home Loan
             Mortgage Corp.
             Remic 1406n
             8.00% Due 01/15/2022                   346,314
    250,000 Federal National Mortgage
             Association
             7.59% Due 10/04/2006                   256,063
  1,000,000 Federal National Mortgage
             Association
             Medium Term Note
             6.69% Due 02/27/2006                   988,032
  1,000,000 Federal National Mortgage
             Association
             Medium Term Note
             6.25% Due 1/14/2004                    983,088
  2,000,000 Federal National Mortgage
             Association
             Medium Term Note
             6.38% Due 6/25/2003                  1,978,604
  1,500,000 Federal National Mortgage
             Association
             Medium Term Note
             6.24% Due 1/28/2004                  1,462,631
  1,297,000 Federal National Mortgage
             Association
             Remic Series 1991-173
             Class Pk
             7.00% Due 01/25/2021                 1,298,770
    180,421 Federal National Mortgage
             Association
             Remic, 1991-56K
             8.60% Due 02/25/2020                   182,116
  1,000,000 Federal National Mortgage
             Association
             Medium Term Note
             6.58% Due 3/1/2006                     990,016
  2,500,000 Federal National Mortgage
             Association
             Medium Term Note
             7.44% Due 11/06/2006                 2,540,028
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$ 1,000,000 Federal National Mortgage
             Association
             Medium Term Note
             7.29% Due 11/08/2006              $  1,008,769
    500,000 Federal National Mortgage
             Association
             Medium Term Note
             7.65% Due 10/06/2006                   516,560
    500,000 Federal National Mortgage
             Association
             Medium Term Note
             6.75% Due 02/03/2006                   495,003
    400,000 Federal National Mortgage
             Association
             Medium Term Note
             7.43% Due 06/13/2007                   409,638
    400,000 Federal National Mortgage
             Association
             Medium Term Note
             7.34% Due 12/18/2006                   402,411
  1,000,000 Federal National Mortgage
             Association
             CMO 1994-10m
             6.50% Due 06/25/2023                   984,099
    376,000 Federal National Mortgage
             Association
             Remic 1992-131H
             7.50% Due 06/25/2021                   382,671
  1,000,000 Federal National Mortgage
             Association
             Remic 1992-138P
             7.50% Due 08/25/2022                 1,010,876
    883,747 Federal National Mortgage
             Association
             Remic 1992-181B
             7.50% Due 03/25/2022                   875,100
  2,334,000 Federal National Mortgage
             Association
             Remic 1993-20L
             7.00% Due 12/25/2022                 2,305,927
  1,116,000 Federal National Mortgage
             Association
             Remic 1995-23U
             7.50% Due 04/25/2023                 1,109,695
  1,186,279 Federal National Mortgage
             Association
             Remic 1995-7C
             7.55% Due 12/25/2023                 1,178,789
  2,740,000 Federal National Mortgage
             Association
             Remic 1997-42O
             7.50% Due 12/18/2025                 2,697,314
    763,028 Federal National Mortgage
             Association
             Remic
             7.00% Due 7/25/2005                    765,013
  2,838,000 Federal National Mortgage
             Association
             CMO 1993-162c
             3.00% Due 8/25/2023                  2,678,740

See Notes to Financial Statements      49

Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   265,031 Federal National Mortgage
             Association
             CMO 93-244a
             0.00% Due 11/25/2023              $    249,765
  1,170,000 Federal National Mortgage
             Association
             Remic Fnr1993-38v
             5.757% Due 8/25/2021                 1,107,875
  1,480,775 Federal National Mortgage
             Association
             Remic X-225c
             6.25% Due 9/25/2022                  1,436,116
  2,000,000 Federal National Mortgage
             Association
             Remic 1995-5e
             8.00% Due 10/25/2007                 2,021,552
      2,913 Federal National Mortgage
             Association
             Pool #31435
             8.50% Due 08/01/2001                     3,015
    667,602 Federal National Mortgage
             Association
             Pool #050987
             6.50% Due 2/1/2009                     665,399
     30,220 Federal National Mortgage
             Association
             Pool #26607
             9.00% Due 05/01/2001                    31,330
     16,309 Federal National Mortgage
             Association
             Pool #26707
             9.00% Due 05/01/2001                    16,908
     76,032 Federal National Mortgage
             Association
             Pool #28645
             9.00% Due 06/01/2001                    78,826
    142,427 Federal National Mortgage
             Association
             Pool #28785
             9.00% Due 06/01/2001                   147,660
     28,974 Federal National Mortgage
             Association
             Pool #29470
             9.00% Due 07/01/2001                    30,038
      5,309 Federal National Mortgage
             Association
             Pool #29658
             8.50% Due 07/01/2001                     5,495
     68,319 Federal National Mortgage
             Association
             Pool #30409
             8.50% Due 09/01/2001                    70,707
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   114,606 Federal National Mortgage
             Association
             Pool #46609
             8.00% Due 05/01/2002              $    117,458
    190,722 Federal National Mortgage
             Association
             Pool #46872
             8.00% Due 05/01/2002                   195,000
     10,487 Federal National Mortgage
             Association
             Pool #47137
             8.00% Due 05/01/2002                    10,748
    132,232 Federal National Mortgage
             Association
             Pool #47402
             8.00% Due 05/01/2002                   135,522
    110,355 Federal National Mortgage
             Association
             Pool #47932
             8.00% Due 05/01/2002                   113,100
     72,981 Federal National Mortgage
             Association
             Pool #48103
             8.00% Due 05/01/2002                    74,797
     25,309 Federal National Mortgage
             Association
             Pool #7242
             8.50% Due 07/01/2001                    26,194
    940,721 Federal National Mortgage
             Association
             Pool #82407
             9.00% Due 3/1/2004                     983,110
    355,769 Federal National Mortgage
             Association
             Pool #87277
             7.50% Due 4/1/2018                     365,566
     10,000 United States Treasury
             Bonds
             3.50% Due 11/15/1998                     9,937
  3,000,000 United States Treasury
             Zero Coupons
             0.00% Due 2/15/2000                  2,614,650
  4,000,000 United States Treasury
             Zero Coupons
             0.00% Due 8/15/2002                  2,996,080
                                               ------------
Total Investments (Cost $66,316,551)   98.5%   $ 67,368,382
Other Assets, Less Liabilities          1.5%      1,020,386
                                      ------   ------------
Net Assets                            100.0%   $ 68,388,768
                                      ------   ------------
                                      ------   ------------

See Notes to Financial Statements      50

                 Statement of Assets and Liabilities          September 30, 1997
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $66,316,551)--Note 2(A)                                     $67,368,382
  Receivable for units sold                                       547,352
  Interest receivable                                             730,372
  Other assets                                                     19,067
                                                              -----------
                                                               68,665,173
LIABILITIES:
  Advances from custodian                           $135,636
  Payable for units redeemed                          51,131
  Payable to investment managers                      21,871
  Accrued expenses                                    62,747
  Other liabilities                                    5,020      276,405
                                                    --------  -----------
NET ASSETS at value, applicable to 2,167,435
  outstanding units of
  beneficial interest--Note 5                                 $68,388,768
                                                              -----------
                                                              -----------
NET ASSET VALUE offering and redemption price per
  unit
  ($68,388,768 divided by 2,167,435 units)                    $     31.55
                                                              -----------
                                                              -----------

                 Statement of Operations           Year Ended September 30, 1997
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Interest                                              $4,974,200
                                                          ----------
       Total Income                                                   $4,974,200
  Expenses:
    Investment manager's fees--Note 3(A)                     265,854
    Shareholder servicing fees and expenses--Note 3(B)       362,273
    Custodian fees and expenses                               23,596
    Legal and auditing fees                                   19,074
    Consultant fees                                           10,917
    Trustees' fees and expenses--Note 3(C)                    27,646
    Other                                                     41,672
                                                          ----------
       Total Expenses                                                    751,032
                                                                      ----------
INVESTMENT INCOME--NET                                                 4,223,168
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
  Net realized gain on investments                           786,866
  Unrealized appreciation on investments                     321,150
                                                          ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                        1,108,016
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $5,331,184
                                                                      ----------
                                                                      ----------

                        See Notes to Financial Statements

             INTERMEDIATE-TERM BOND FUND
             (CONTINUED)
                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                          Year Ended   Year Ended
                                                            9/30/97      9/30/96
                                                          -----------  -----------
OPERATIONS:
  Investment income--net                                  $ 4,223,168  $ 5,119,618
  Net realized gain                                           786,866      672,005
  Net unrealized appreciation (depreciation)                  321,150   (2,099,642)
                                                          -----------  -----------
  Net increase in net assets resulting from operations      5,331,184    3,691,981
                                                          -----------  -----------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                      17,101,876    8,291,530
  Value of units redeemed                                 (28,798,252) (27,711,540)
                                                          -----------  -----------
  Net (decrease) in net assets resulting from capital
  transactions                                            (11,696,376) (19,420,010)
                                                          -----------  -----------
  Net (decrease)                                           (6,365,192) (15,728,029)
NET ASSETS at beginning of year                            74,753,960   90,481,989
                                                          -----------  -----------
NET ASSETS at end of year                                 $68,388,768  $74,753,960
                                                          -----------  -----------
                                                          -----------  -----------

                        See Notes to Financial Statements

SHORT-TERM INVESTMENT FUND
Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------

CORPORATE NOTES                         4.2%
$    50,000 E. I. DuPont DeNemours
             5.59% Due 10/08/1997
             (Cost $49,996)                    $     49,996
    500,000 Florida Power and Light
             Medium Term Note
             5.50% Due 3/11/1998                    499,705
    578,000 Wal-Mart Stores 5.50% Due
             03/01/1998                             577,479
                                               ------------
Total Corporate Notes (Cost $1,126,650)        $  1,127,180
                                               ------------
 UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS                          55.6%
$   100,000 Federal Farm Credit Bank
             Medium Term Note 6.26%
             Due 10/15/1998                    $    100,067
    145,000 Federal Farm Credit Bank
             Medium Term Note 5.10%
             Due 03/10/1998                         144,749
    500,000 Federal Farm Credit Bank
             Medium Term Note 5.73%
             Due 02/03/1998                         500,369
    250,000 Federal Home Loan Bank
             5.61% Due 1/26/1998                    250,066
    400,000 Federal Home Loan Bank
             5.49% Due 1/16/1998                    399,966
    200,000 Federal Home Loan Bank
             5.11% Due 02/23/1998                   199,653
     30,303 Federal Home Loan Bank
             5.15% Due 09/01/1998                    30,140
    500,000 Federal Home Loan Bank
             6.02% Due 10/30/1998                   500,229
    500,000 Federal Home Loan Bank
             5.905% Due 10/21/1998                  500,500
    475,000 Federal Home Loan Bank
             6.00% Due 12/17/1998                   474,989
    500,000 Federal Home Loan Bank
             6.025% Due 11/20/1998                  500,180
    600,000 Federal Home Loan Bank
             5.70% Due 04/15/1998                   600,115
    450,000 Federal Home Loan Bank
             6.20% Due 10/16/1998                   450,274
    100,000 Federal Home Loan Bank
             5.04% Due 10/01/1998                    99,275
    450,000 Federal Home Loan Bank
             5.27% Due 05/13/1998                   449,054
    100,000 Federal Home Loan Bank
             6.07% Due 03/25/1999                   100,000

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$   670,000 Federal Home Loan Bank
             5.71% Due 06/19/1998              $    667,595
    100,000 Federal Home Loan
             Mortgage Corp. 5.31%
             Due 04/29/1998                          99,836
    300,000 Federal Home Loan
             Mortgage Corp. 5.84%
             Due 04/08/1998                         300,413
    500,000 Federal Home Loan
             Mortgage Corp. 6.07%
             Due 11/20/1998                         500,045
    200,000 Federal Home Loan
             Mortgage Corp. 5.275%
             Due 3/11/1998                          199,766
    600,000 Federal Home Loan
             Mortgage Corp. 5.55%
             Due 09/07/1998                         599,866
    100,000 Federal Home Loan
             Mortgage Corp. 5.50%
             Due 10/30/1998                          99,813
    250,000 Federal National Mortgage
             Association
             5.35% Due 08/12/1998                   249,154
    200,000 Federal National Mortgage
             Association
             5.30% Due 03/11/1998                   199,787
    100,000 Federal National Mortgage
             Association
             5.41% Due 06/25/1998                    99,870
    250,000 Federal National Mortgage
             Association
             5.25% Due 05/13/1998                   249,445
    500,000 Federal National Mortgage
             Association
             Medium Term Note 5.92%
             Due 04/03/1998                         500,000
    300,000 Federal National Mortgage
             Association
             Medium Term Note 5.53%
             Due 12/16/1997                         300,000
    100,000 Federal National Mortgage
             Association
             Medium Term Note 5.20%
             Due 04/30/1998                          99,823
    500,000 Federal National Mortgage
             Association
             Medium Term Note 5.40%
             Due 3/18/1998                          499,825
    300,000 Federal National Mortgage
             Association
             Medium Term Note 5.25%
             Due 04/22/1998                         299,590
  1,100,000 Federal National Mortgage
             Association
             Medium Term Note 5.62%
             Due 02/23/1998                       1,100,545
    500,000 Federal National Mortgage
             Association
             Medium Term Note 5.16%
             Due 08/26/1998                         497,760
    250,000 Federal National Mortgage
             Association
             Medium Term Note 5.35%
             Due 10/13/1998                         248,513

See Notes to Financial Statements      53

Statement of Investments                                      September 30, 1997
--------------------------------------------------------------------------------

Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)
$    40,000 Federal National Mortgage
             Association
             Medium Term Note 4.75%
             Due 10/26/1998                    $     39,598
    200,000 Federal National Mortgage
             Association
             Medium Term Note 5.42%
             Due 11/02/1998                         199,534
     50,000 Federal National Mortgage
             Association
             Medium Term Note 5.77%
             Due 08/25/1998                          50,042
    250,000 Federal National Mortgage
             Association
             Medium Term Note 5.55%
             Due 09/08/1998                         249,943
    100,000 Tennessee Valley
             Authority 5.125 Due
             03/04/1998                              99,828
    200,000 Federal National Mortgage
             Association Medium Term
             Note 5.65% Due
             10/20/1997                             199,989
     30,000 Federal National Mortgage
             Association 5.35% Due
             10/10/1997                              30,000
    200,000 Federal Farm Credit Bank
             Medium Term Note 5.36%
             Due 01/29/1998                         199,891
Principal
Amount                                            Value
-----------                                    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS (Continued)

$ 1,000,000 Federal Home Loan Bank
             5.685% Due 11/20/1997             $    999,981
    100,000 Federal Home Loan
             Mortgage Corp. 5.40%
             Due 03/16/1998                          99,924
    250,000 Federal National Mortgage
             Association
             5.35% Due 10/10/1997                   249,969
    500,000 Federal National Mortgage
             Association
             Medium Term Note 5.80%
             Due 10/10/1997                         499,981
                                               ------------
Total Short Term United States Government
and Agency Obligations (Cost $15,013,891)      $ 15,029,952
                                               ------------
              SHORT TERM INVESTMENTS
                REPURCHASE AGREEMENT   42.2%
$11,400,000 United States Government
             Repurchase Agreement
             Dated 9/30/97 6.15% Due
             10/1/1997
             Collateralized by
             $86,000,000 REFCO
             Strips Due 1/15/2030
             (Value $11,400,000)               $ 11,400,000
                                               ------------
Total Investments (Cost $27,540,541)  102.0%   $ 27,557,132
Liabilities, net of other assets       -2.0%       (536,097)
                                      ------   ------------
Net Assets                            100.0%   $ 27,021,035
                                      ------   ------------
                                      ------   ------------

See Notes to Financial Statements      54

                 Statement of Assets and Liabilities          September 30, 1997
                 ---------------------------------------------------------------

ASSETS:
  Investments in securities at value (Cost
  $27,540,541)--Note 2(A)                                     $27,557,132
  Cash                                                             92,056
  Receivable for units sold                                        41,731
  Interest receivable                                             291,720
  Other assets                                                     13,912
                                                              -----------
                                                               27,996,551
LIABILITIES:
  Payable for investments purchased                 $512,974
  Payable for units redeemed                         413,426
  Payable to investment managers                       5,343
  Accrued expenses                                    43,773      975,516
                                                    --------  -----------
NET ASSETS at value, applicable to 1,272,760
  outstanding units of
    beneficial interest--Note 5                               $27,021,035
                                                              -----------
                                                              -----------
NET ASSET VALUE offering and redemption price per
  unit
    ($27,021,035 divided by 1,272,760 units)                  $     21.23
                                                              -----------
                                                              -----------

                 Statement of Operations           Year Ended September 30, 1997
                 ---------------------------------------------------------------

INVESTMENT INCOME:
  Income:
    Interest                                              $1,402,108
                                                          ---------
       Total Income                                                  $1,402,108
  Expenses:
    Investment manager's fees--Note 3(A)                     64,074
    Shareholder servicing fees and expenses--Note 3(B)      153,130
    Custodian fees and expenses                              14,109
    Legal and auditing fees                                  17,375
    Consultant fees                                          10,917
    Trustees' fees and expenses--Note 3(C)                   27,646
    Printing and Postage                                     16,687
    Other                                                    17,818
                                                          ---------
       Total Expenses                                       321,756
       Less expense reimbursement--Note 3(A)               (116,575)
                                                          ---------
       Net Expenses                                                     205,181
                                                                     ----------
INVESTMENT INCOME--NET                                                1,196,927
REALIZED AND UNREALIZED GAIN ON INVESTMENTS--Note 4:
  Unrealized appreciation on investments                     22,137
                                                          ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                          22,137
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,219,064
                                                                     ----------
                                                                     ----------

                        See Notes to Financial Statements

             SHORT-TERM INVESTMENT FUND
             (CONTINUED)
                 Statement of Changes in Net Assets
                 ---------------------------------------------------------------

                                                          Year Ended   Year Ended
                                                            9/30/97      9/30/96
                                                          -----------  -----------
OPERATIONS:
  Investment income--net                                  $ 1,196,927  $ 1,273,516
  Net unrealized appreciation (depreciation)                   22,137      (12,603)
                                                          -----------  -----------
  Net increase in net assets resulting from operations      1,219,064    1,260,913
                                                          -----------  -----------
CAPITAL TRANSACTIONS--Note 5:
  Value of units sold                                      19,468,323   11,983,285
  Value of units redeemed                                 (19,334,439) (14,936,022)
                                                          -----------  -----------
  Net increase (decrease) in net assets resulting from
  capital
    transactions                                              133,884   (2,952,737)
                                                          -----------  -----------
  Net increase (decrease)                                   1,352,948   (1,691,824)
NET ASSETS at beginning of year                            25,668,087   27,359,911
                                                          -----------  -----------
NET ASSETS at end of year                                 $27,021,035  $25,668,087
                                                          -----------  -----------
                                                          -----------  -----------

                        See Notes to Financial Statements

                 NOTES TO FINANCIAL STATEMENTS
                 NOTE 1--GENERAL
                     Participation in RSI Retirement Trust ("RSI") is limited to
                 IRA's and trusts established by eligible employers, which include banks, savings banks, credit unions, savings and loan associations and other organizations determined by the Trustees of RSI to have business interests in common with organizations participating in RSI. Such trusts are exempt from taxation under Section 501(a) of the Internal Revenue Code ("Code") and have been established under pension or profit sharing plans which are qualified under Section 401 of the Code ("Participating Plans").

                     In order to provide investment products to Participating
                 Plans, RSI operates, pursuant to an Agreement and Declaration of Trust amended effective as of August 31, 1984 ("Trust Agreement"), as a series fund currently issuing as of September 30, 1997 seven classes of units of beneficial interest: Core Equity Fund, Emerging Growth Equity Fund, Value Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund ("Investment Funds"). The Trust Agreement was amended in 1984 to provide for the continued operation of RSI as an open-end management investment company under the Investment Company Act of 1940 ("Act"). Retirement System Distributors Inc. ("Distributors") acts as the distributor of the Investment Funds' units of beneficial interest. The Distributor is a wholly owned subsidiary of Retirement System Group Inc. ("RSGROUP-Registered Trademark-").

                     On April 24, 1992, the remaining unitholders of RSI's
                 Dedicated Bond Fund sold their units and the proceeds were used to purchase units in other RSI fixed-income funds. The Dedicated Bond Fund has been inactive subsequent to this date, but may be reactivated again, should a number of clients elect to "immunize" their retiree liabilities.

                     The financial statements of the Investment Funds are
                 presented on a combined and individual basis. The combined financial statements should be read in conjunction with the individual financial statements.

                 NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

                 (A) SECURITIES VALUATION:  Except for debt securities with remaining maturities of 60 days or less, investments for which market prices are available are valued as follows:

                     (1)each listed security is valued at its closing price
                        obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported closing or bid price.

                     (2)each unlisted security quoted on the NASDAQ is valued at the last current bid price obtained from the NASDAQ;

                     (3)United States Government and agency obligations and
                        certain other debt obligations are valued based upon bid quotations from various market makers for identical or similar obligations.

                     (4)mortgage-backed securities and asset-backed securities
                        are valued with a cash flow model based on both the pre-payment assumptions (Public Securities Association median) and the price-yield spreads over comparable United States Treasury Securities.

                     (5)short-term money market instruments (such as
                        certificates of deposit, bankers' acceptances and commercial paper) are valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit rating.

                     Debt securities with remaining maturities of 60 days or
                 less are valued on the basis of amortized cost. In the absence of an ascertainable market value, investments are valued at their fair value as determined by the officers of RSI using methods and procedures reviewed and approved by RSI's Trustees.

                     Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. It is not practical to isolate that portion of income arising from changes in the exchange rates from the portion arising from changes in the market prices of securities.

                 (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:  Securities
                     transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on a specific identification basis. Dividend income is recognized on the ex-dividend date or when the dividend information is known; interest income, including, where applicable, amortization of discount and premium on investments and zero coupon bonds, is recognized on an accrual basis.

                     The Investment Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Investment Funds' Manager, subject to the sellers' agreement to repurchase and the Funds' agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Investment Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Investment Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Investment Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                 (C) DIVIDENDS TO UNITHOLDERS:  RSI does not normally declare nor pay dividends on its net investment income or capital gains.

                 (D) FEDERAL INCOME TAXES:  RSI has received a determination letter from the Internal Revenue Service stating that it is exempt from taxation under Section 501(a) of the Internal Revenue Code with respect to funds derived from Participating Plans which are pension or profit sharing trusts maintained in conformity with Section 401 of the Code.

                 (E) ACCOUNTING ESTIMATES:  The preparation of financial
                     statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

                 (F) OTHER:  RSI accounts separately for the assets, liabilities and operations of each Investment Fund. Expenses directly attributed to each Investment Fund are charged to that Investment Fund's operations; expenses which are applicable to all Investment Funds are allocated among them.

                     Administrative expenses incurred by RSI relating to the administration of Plans of Participation are charged to Full Participation Employers (as defined in the Trust Agreement) and are not included in the operation of the Investment Funds.

                     The Investment Funds may enter into financial futures contracts which require initial margin deposits of cash or U.S. Government securities equal to approximately 10% of the value of the contract. During the period the financial futures are open, changes in the value of the contracts are recognized by "marking to market" on a daily basis to reflect the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. The Investment Funds are exposed to market risk as a result of movements in securities, values and interest rates.

                 (G) OPTIONS VALUATION:  The Investment Funds may write call options on equity securities. Premiums received for call options written are recorded as a liability and "marked to market" daily to reflect the current value of the option written. If the written option is exercised prior to expiration, the premium received is treated as a realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

                 NOTE 3--INVESTMENT MANAGERS' FEES AND OTHER
                 TRANSACTIONS WITH AFFILIATES

                 (A) Retirement System Investors Inc. ("Investors") is the
                     Investment Advisor for each Investment Fund. Investors has retained sub-advisors to manage the International Equity Fund and the Emerging Growth Equity Fund. Investors acts as Investment Manager to the remaining Trust Investment Funds, and in the case of all Investment Funds, exercises general oversight with respect to the portfolio management, including reporting of manager performance to the Trustees and Investment Committee, compliance matters, sub-advisory portfolio analysis, and presentations to unitholders.

                     Beginning April 1, 1997, HLM Management Company, Inc. became one of the two sub-advisors to the Emerging Growth Equity Fund, replacing The Putnam Advisory Company, Inc. Friess Associates, Inc. continues to be the other sub-advisor to the Emerging Growth Equity Fund.

                     Fees incurred by Investors pursuant to the provisions of its investment management contracts are payable monthly to Investors and quarterly to all sub-advisors and are computed based on the value of the net assets of each Investment Fund determined on a monthly or quarterly bases as appropriate at the rates listed in the following table.

INVESTMENT FUND                     INVESTMENT MANAGER                         FEE
-------------------------  -------------------------------------  -----------------------------
Core Equity Fund           Retirement System Investors Inc.       .60% on first $50 million,
                                                                  .50% on next $150 million,
                                                                  and .40% over $200 million
Value Equity Fund          Retirement System Investors Inc.       .60% on first $10 million,
                                                                  .50% on next $10 million,
                                                                  .40% on next $20 million,
                                                                  .30% on next $20 million,
                                                                  .20% on next $40 million,
                                                                  .15% on next $50 million,
                                                                  and .10% over $150 million
Emerging Growth Equity     Friess Associates, Inc. (Sub-adviser)  1.00%
  Fund
                           The Putnam Advisory Company, Inc.      1.00% on first $25 million,
                           (Sub-adviser until 3/31/97)            and .75% over $25 million
                           HLM Management Company, Inc.           1.00% on first $25 million,
                           (Sub-adviser, commencing 4/1/97)       .80% on next $25 million,
                                                                  and .60% over $50 million
International Equity Fund  Morgan Grenfell Investment             .60% on first $50 million,
                           Services Limited (Sub-adviser)         and .50% over $50 million
Actively Managed Bond      Retirement System Investors Inc.       .40% on first $50 million,
  Fund                                                            .30% on next $100 million,
                                                                  and .20% over $150 million
Intermediate-Term Bond     Retirement System Investors Inc.       .40% on first $50 million,
  Fund                                                            .30% on next $100 million,
                                                                  and .20% over $150 million
Short-Term Investment      Retirement System Investors Inc.       .25 on first $50 million,
  Fund                                                            and .20% over $50 million

                     RSI's investment management agreement with Investors provides for RSI to receive a management fee of 0.20% per annum of the average daily net assets of the Investment Funds that employ a sub-advisor. For the period ended September 30, 1997, Investors has voluntarily waived a portion of its investment manager's fee from the Short-Term Investment Fund amounting to $116,575, to limit the Fund's annual expenses to 0.80% of average net assets.

                 (B) Shareholder servicing fees and expenses for the period ended September 30, 1997 consist of fees paid to Retirement System Consultants Inc. (a subsidiary of RSGROUP), under a contract for providing administrative services for the Investment Funds. The fee arrangement applicable for each of the investment funds is as follows:

AVERAGE NET ASSETS                    FEE
---------------------------------  ---------
First $25 million                        .60%
Next $25 million                         .50%
Next $25 million                         .40%
Next $25 million                         .30%
Over $100 million                        .20%

                 (C) Each Trustee who is not an officer of RSI receives an
                     annual fee of $9,500 and a fee of $950 per meeting attended, except that such fee is $400 for a telephonic meeting. Such Trustees also participate in a deferred compensation plan which permits each Trustee to defer payment of a portion of their fees. A Trustee and several officers of RSI are also officers of RSGROUP and its subsidiaries.

                 NOTE 4--SECURITIES TRANSACTIONS
                     The following summarizes the securities transactions, other than short-term securities, by the various Investment Funds for the period ended September 30, 1997:

                                                       PURCHASES           SALES
                                                    ----------------  ----------------
Core Equity Fund                                    $     12,171,006  $     74,324,178
Value Equity Fund                                         53,706,423        64,129,641
Emerging Growth Equity Fund                              143,027,013       167,436,438
International Equity Fund                                 22,024,857        31,276,220
Actively Managed Bond Fund                                97,377,396       107,429,544
Intermediate-Term Bond Fund                               47,394,623        55,374,189

                     Net unrealized appreciation (depreciation) consisting of
                 gross unrealized appreciation and gross unrealized depreciation at September 30, 1997 for each of the Investment Funds was as follows:

                                     NET UNREALIZED                         GROSS
                                      APPRECIATION    GROSS UNREALIZED    UNREALIZED
                                     (DEPRECIATION)     APPRECIATION     DEPRECIATION
                                    ----------------  ----------------  --------------
Core Equity Fund                    $    136,021,998  $    136,021,998  $            0
Value Equity Fund                         13,620,059        13,768,223        (148,164)
Emerging Growth Equity Fund               25,230,354        25,850,354        (620,000)
International Equity Fund                  6,241,743         8,257,529      (2,015,786)
Actively Managed Bond Fund                 4,615,023         4,814,839        (199,816)
Intermediate-Term Bond Fund                1,051,831         1,098,387         (46,556)
Short-Term Investment Fund                    16,591            18,775          (2,184)

                     As of September 30, 1997, the International Equity Fund has
                 outstanding forward currency contracts as set forth below. These contracts are reported in the financial statements at the Fund's net gain of $44,339, which is the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates at September 30, 1997.

                                    CONTRACTS TO SELL
------------------------------------------------------------------------------------------
6,740,000              French Francs for
                        U.S. $1,112,634              10/24/1997               (30,201)
1,470,000              German Marks for U.S.
                        $819,147                     10/24/1997               (18,062)
735,000                German Marks for U.S.
                        $404,541                     10/24/1997                14,064
3,370,000              French Francs for
                        U.S. $549,057                10/24/1997                22,361
106,310,000            Japanese Yen for U.S.
                        $932,585                     11/13/1997                40,644
3,370,000              French Francs for
                        U.S. $567,073                10/24/1997                 4,344
735,000                German Marks for U.S.
                        $415,592                     10/24/1997                 3,012
88,900,000             Japanese Yen for U.S.
                        $754,048                     11/13/1997                 8,177
                                                                             --------
                                                                          $    44,339
                                                                             --------
                                                                             --------

                     The following summarizes the market value of securities
                 that were on loan to brokers and the value of securities and cash held as collateral for these loans at September 30, 1997:

                                                          VALUE OF
                                                         SECURITIES       VALUE OF
                                                           LOANED        COLLATERAL
                                                       --------------  --------------
Core Equity Fund                                       $      374,607  $      389,647
Value Equity Fund                                             569,589         602,467
Emerging Growth Equity Fund                                18,456,616      19,425,257
International Equity Fund                                     598,654         635,275
Actively Managed Bond Fund                                 17,427,352      17,776,872
Intermediate Term Bond Fund                                 5,174,232       5,267,676

                     These securities lending arrangements may result in
                 significant credit exposure in the event the counterparty to the transaction was unable to fulfill its contractual obligations. In accordance with industry practice, the securities lending agreements are generally collaterized by cash or securities with a market value in excess of the Investment Funds obligation under the contract. The Investment Funds attempt to minimize credit risk associated with these activities by monitoring broker credit exposure and collateral values on a daily basis and requiring additional collateral to be deposited with or returned to the Investment Funds when deemed necessary.

                     In June 1996, the Financial Accounting Standards Board
                 issued Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). SFAS 125 provides accounting and reporting standards for transfers of financial assets, including repurchase agreements and securities lending arrangements, and establishes new requirements for pledged collateral. RSI will adopt this pronouncement effective January 1, 1998.

                     For the year ended September 30, 1997 the Emerging Growth
                 Equity Fund, Value Equity Fund, and the International Equity Fund each had expenses paid through brokerage/service arrangements which amounted to $55,467, $9,084 and $20,340 respectively.

                 NOTE 5--CAPITAL TRANSACTIONS:
                     At September 30, 1997 there were an unlimited number of
                 units of beneficial interest authorized for each Investment
                 Fund.

                     Transactions in the units of beneficial interest of each
                 Investment Fund for the year ended September 30, 1997 were as follows:

                                  Core Equity              Value Equity
                                      Fund                     Fund
                            ------------------------  -----------------------
                              Units        Amount       Units       Amount
                            ----------  ------------  ---------  ------------
Units sold                     396,478  $ 25,795,510    227,658  $ 11,173,465
Units redeemed              (1,449,971)  (97,429,664)  (491,588)  (23,923,187)
                            ----------  ------------  ---------  ------------
Net (decrease)              (1,053,493) $(71,634,154)  (263,930) $(12,749,722)
                            ----------  ------------  ---------  ------------
                            ----------  ------------  ---------  ------------

                                  Emerging Growth           International
                                    Equity Fund              Equity Fund
                              -----------------------  -----------------------
                                Units       Amount       Units       Amount
                              ---------  ------------  ---------  ------------
Units sold                      227,146  $ 15,421,504    199,932  $  9,216,371
Units redeemed                 (516,504)  (36,204,646)  (384,652)  (17,999,512)
                              ---------  ------------  ---------  ------------
Net (decrease)                 (289,358) $(20,783,142)  (184,720) $ (8,783,141)
                              ---------  ------------  ---------  ------------
                              ---------  ------------  ---------  ------------

                                 Actively Managed         Intermediate-Term
                                    Bond Fund                 Bond Fund
                             ------------------------  -----------------------
                               Units        Amount       Units       Amount
                             ----------  ------------  ---------  ------------
Units sold                    1,111,406  $ 36,098,759    559,693  $ 17,101,876
Units redeemed               (1,652,565)  (53,451,868)  (943,239)  (28,798,252)
                             ----------  ------------  ---------  ------------
Net (decrease)                 (541,159) $(17,353,109)  (383,546) $(11,696,376)
                             ----------  ------------  ---------  ------------
                             ----------  ------------  ---------  ------------

                                     Short-Term
                                   Investment Fund
                               -----------------------
                                 Units       Amount
                               ---------  ------------
Units sold                       943,098  $ 19,468,323
Units redeemed                  (938,236)  (19,334,439)
                               ---------  ------------
Net (decrease)                     4,862  $    133,884
                               ---------  ------------
                               ---------  ------------

                     Transactions in the units of beneficial interest of each
                 Investment Fund for the year ended September 30, 1996 were as follows:

                                     Core Equity             Value Equity
                                        Fund                     Fund
                               -----------------------  ----------------------
                                 Units       Amount       Units      Amount
                               ---------  ------------  ---------  -----------
Units sold                       338,372  $ 17,141,226    171,011  $ 6,089,364
Units redeemed                  (562,143)  (28,996,541)  (197,341)  (7,173,870)
                               ---------  ------------  ---------  -----------
Net (decrease)                  (223,771) $(11,855,315)   (26,330) $(1,084,506)
                               ---------  ------------  ---------  -----------
                               ---------  ------------  ---------  -----------

                                  Emerging Growth          International
                                    Equity Fund             Equity Fund
                              -----------------------  ----------------------
                                Units       Amount       Units      Amount
                              ---------  ------------  ---------  -----------
Units sold                      182,662  $ 10,600,409    209,851  $ 8,808,775
Units redeemed                 (228,340)  (13,437,810)  (108,338)  (4,705,939)
                              ---------  ------------  ---------  -----------
Net increase (decrease)         (45,678) $ (2,837,401)   101,513  $ 4,102,836
                              ---------  ------------  ---------  -----------
                              ---------  ------------  ---------  -----------

                                  Actively Managed         Intermediate-Term
                                      Bond Fund                Bond Fund
                               -----------------------  -----------------------
                                 Units       Amount       Units       Amount
                               ---------  ------------  ---------  ------------
Units sold                       942,767  $ 28,269,160    289,856  $  8,291,530
Units redeemed                  (797,462)  (24,124,192)  (969,774)  (27,711,540)
                               ---------  ------------  ---------  ------------
Net increase (decrease)          145,305  $  4,144,968   (679,918) $(19,420,010)
                               ---------  ------------  ---------  ------------
                               ---------  ------------  ---------  ------------

                                     Short-Term
                                   Investment Fund
                               -----------------------
                                 Units       Amount
                               ---------  ------------
Units sold                       608,462  $ 11,983,285
Units redeemed                  (757,202)  (14,936,022)
                               ---------  ------------
Net (decrease)                  (148,740) $ (2,952,737)
                               ---------  ------------
                               ---------  ------------

                     Net Assets at September 30, 1997 are comprised as follows:

                                               Emerging
                               Core Equity      Growth     Value Equity  International
                                  Fund       Equity Fund       Fund      Equity Fund
                              -------------  ------------  ------------  -----------
Paid-in capital (deficit)     $(102,190,926) $(35,266,360) $(33,421,434) $(5,099,675)
Accumulated income               47,245,267    (2,961,305)   18,707,196   (1,660,921)
Accumulated realized gain       131,197,083   104,585,969    61,483,251   35,795,148
Unrealized appreciation         136,021,998    25,230,354    13,620,059    6,241,743
                              -------------  ------------  ------------  -----------
                              $ 212,273,422  $ 91,588,658  $ 60,389,072  $35,276,295
                              -------------  ------------  ------------  -----------
                              -------------  ------------  ------------  -----------

                                          Short-Term                       Actively
                                          Investment    Intermediate-Term   Managed
                                             Fund          Bond Fund      Bond Fund
                                        --------------  ---------------  ------------
Paid-in capital (deficit)                $(15,195,318)   $ (70,704,269)  $(48,026,722)
Accumulated income                         40,869,851      122,806,652    156,577,524
Accumulated realized gain                   1,329,911       15,234,554     33,972,981
Unrealized appreciation                        16,591        1,051,831      4,615,023
                                        --------------  ---------------  ------------
                                         $ 27,021,035    $  68,388,768   $147,138,806
                                        --------------  ---------------  ------------
                                        --------------  ---------------  ------------

                 NOTE 6--FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK:
                     The Investment Funds activity during the year in writing
                 equity call options had off-balance sheet risk of accounting loss. These financial instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. A written equity call option obligates the Investment Funds to deliver the underlying security upon exercise by the holder of the option. The Investment Funds cover options written by owning the underlying security.
                     A summary of the Investment Funds option transactions
                 written for the year follows:

                                               Number of
                                                Options     Premiums
CORE EQUITY FUND                               Contracts    Received
                                               ---------   ----------
Contracts outstanding at September 30, 1996         380      $ 72,005
Options written                                     215        83,971
Options exercised                                   (21 )      (2,906)
Options expired                                    (574 )    (153,070)
                                               ---------   ----------
Contracts outstanding at September 30, 1997           0      $      0
                                               ---------   ----------
                                               ---------   ----------

                                               Number of
                                                Options     Premiums
VALUE EQUITY FUND                              Contracts    Received
                                               ---------   ----------
Contracts outstanding at September 30, 1996           0       --
Options written                                     251      $56,151
Options exercised                                   (31 )     (3,679 )
Options expired                                    (174 )    (34,525 )
                                               ---------   ----------
Contracts outstanding at September 30, 1997          46      $17,947
                                               ---------   ----------
                                               ---------   ----------

                 NOTE 7--FINANCIAL HIGHLIGHTS

                                                       CORE EQUITY FUND
                                     ----------------------------------------------------
                                       Year       Year       Year       Year       Year
                                      Ended      Ended      Ended      Ended      Ended
                                     9/30/97    9/30/96    9/30/95    9/30/94    9/30/93
                                     --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year   $ 56.57    $ 46.71    $ 35.57    $ 34.49    $ 30.09
                                     --------   --------   --------   --------   --------
Income from Investment
  Operations:

    Investment income--net              0.60       0.72       0.74       0.54       0.56
    Net realized and unrealized
      gain on investments              18.94       9.14      10.40       0.54       3.84
                                     --------   --------   --------   --------   --------
      Total from Investment
        Operations                     19.54       9.86      11.14       1.08       4.40
                                     --------   --------   --------   --------   --------
  Net Asset Value, End of the Year   $ 76.11    $ 56.57    $ 46.71    $ 35.57    $ 34.49
                                     --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------
      Total Return                     34.54%     21.11%     31.32%      3.13%     14.62%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses                             (0.90)%    (0.92)%    (0.98)%    (1.01)%    (0.99)%
  Investment income--net                0.92%      1.40%      1.86%      1.56%      1.74%
Portfolio Turnover Rate                 5.68%      9.95%      7.91%      6.47%     13.41%
Average Commission Rate Paid (per
  share)+                            $0.0595    $0.0500         --         --         --
Net Assets at End of the Year
  ($1,000's)                         $212,273   $217,356   $189,942   $141,544   $146,137

                 -----------------------------------------
                 * Using average units basis.
                 + Required by regulations issued in 1995.

                                                           VALUE EQUITY FUND
                                          ----------------------------------------------------
                                            Year       Year       Year       Year       Year
                                           Ended      Ended      Ended      Ended      Ended
                                          9/30/97    9/30/96    9/30/95    9/30/94    9/30/93
                                          --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year        $ 39.67    $ 32.63    $ 27.05    $ 26.48    $ 22.94
                                          --------   --------   --------   --------   --------
Income from Investment
  Operations:

    Investment income--net                   0.60       0.72       0.93       0.79       0.70
    Net realized and unrealized gain
      (loss) on investments                 17.09       6.32       4.65      (0.22)      2.84
                                          --------   --------   --------   --------   --------
      Total from Investment
        Operations                          17.69       7.04       5.58       0.57       3.54
                                          --------   --------   --------   --------   --------
  Net Asset Value, End of the Year        $ 57.36    $ 39.67    $ 32.63    $ 27.05    $ 26.48
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
      Total Return                          44.59%     21.58%     20.63%      2.15%     15.43%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses**                                (1.20)%    (1.20)%    (1.32)%    (1.41)%    (1.70)%
  Investment income--net                     1.26%      1.98%      3.24%      3.02%      2.83%
Portfolio Turnover Rate                     99.25%     61.53%     67.06%     40.41%     54.46%
Average Commission Rate Paid (per
  share)+                                 $0.0601    $0.0100         --         --         --
Net Assets at End of the Year
  ($1,000's)                              $60,389    $52,231    $43,824    $35,603    $38,104

                 -----------------------------------------
                  * Using average units basis.
                 ** Ratio reflects fees paid with brokerage commissions only for the years ended 9/30/97, 9/30/96 and 9/30/95.
                  + Required by regulations issued in 1995.

                                                      EMERGING GROWTH EQUITY FUND
                                          ----------------------------------------------------
                                            Year       Year       Year       Year       Year
                                           Ended      Ended      Ended      Ended      Ended
                                          9/30/97    9/30/96    9/30/95    9/30/94    9/30/93
                                          --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year        $ 67.07    $ 52.58    $ 35.96    $ 35.52    $ 24.26
                                          --------   --------   --------   --------   --------
Income from Investment
  Operations:

    Investment (loss)--net                  (0.95)     (0.90)     (0.67)     (0.57)     (0.53)

    Net realized and unrealized gain
      on investments                        18.35      15.39      17.29       1.01      11.79
                                          --------   --------   --------   --------   --------
      Total from Investment
        Operations                          17.40      14.49      16.62       0.44      11.26
                                          --------   --------   --------   --------   --------
  Net Asset Value, End of the Year        $ 84.47    $ 67.07    $ 52.58    $ 35.96    $ 35.52
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
      Total Return                          25.94%     27.56%     46.22%      1.24%     46.41%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses**                                (1.98)%    (1.91)%    (2.12)%    (2.08)%    (2.27)%
  Investment income--net                    (1.39)%    (1.54)%    (1.61)%    (1.64)%    (1.78)%
Portfolio Turnover Rate                    177.68%    150.40%    170.54%    114.15%    145.59%
Average Commission Rate Paid (per
  share)+                                 $0.0577    $0.0200         --         --         --
Net Assets at End of the Year
  ($1,000's)                              $91,589    $92,136    $74,625    $48,293    $56,645

                 -----------------------------------------
                  * Using average units basis.
                 ** Ratio reflects fees paid with brokerage commissions only for the years ended 9/30/97, 9/30/96 and 9/30/95.
                  + Required by regulations issued in 1995.

                                                       INTERNATIONAL EQUITY FUND
                                          ----------------------------------------------------
                                            Year       Year       Year       Year       Year
                                           Ended      Ended      Ended      Ended      Ended
                                          9/30/97    9/30/96    9/30/95    9/30/94    9/30/93
                                          --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year        $ 45.25    $ 40.25    $ 38.08    $ 34.36    $ 28.27
                                          --------   --------   --------   --------   --------
Income from Investment Operations:

    Investment (loss)--net                  (0.14)     (0.08)     (0.02)     (0.09)     (0.21)

    Net realized and unrealized gain
      on investments                         5.98       5.08       2.19       3.81       6.30
                                          --------   --------   --------   --------   --------
      Total from Investment
        Operations                           5.84       5.00       2.17       3.72       6.09
                                          --------   --------   --------   --------   --------
  Net Asset Value, End of the Year        $ 51.09    $ 45.25    $ 40.25    $ 38.08    $ 34.36
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
      Total Return                          12.91%     12.42%      5.70%     10.83%     21.54%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses**                                (1.96)%    (1.93)%    (1.90)%    (1.96)%    (2.83)%
  Investment income--net                    (0.29)%    (0.20)%    (0.07)%    (0.25)%    (0.68)%
Portfolio Turnover Rate                     61.87%     51.29%     51.40%     44.25%     55.02%
Average Commission Rate Paid (per
  share)+                                 $0.0200    $0.0200         --         --         --
Net Assets at End of the Year ($1,000's)  $35,276    $39,602    $31,143    $28,672    $21,769

                 -----------------------------------------
                  * Using average units basis.
                 ** Ratio reflects fees paid with brokerage commissions only for the years ended 9/30/97, 9/30/96 and 9/30/95.
                  + Required by regulations issued in 1995.

                                                    ACTIVELY MANAGED BOND FUND
                                     --------------------------------------------------------
                                       Year        Year        Year        Year        Year
                                      Ended       Ended       Ended       Ended       Ended
                                     9/30/97     9/30/96     9/30/95     9/30/94     9/30/93
                                     --------    --------    --------    --------    --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year   $ 30.79     $ 29.58     $ 26.06     $ 27.43     $ 24.57
                                     --------    --------    --------    --------    --------
Income from Investment Operations:

    Investment income--net              2.04        1.80        1.64        1.47        1.23

    Net realized and unrealized
      gain (loss) on investments        1.06       (0.59)       1.88       (2.84)       1.63
                                     --------    --------    --------    --------    --------
      Total from Investment
        Operations                      3.10        1.21        3.52       (1.37)       2.86
                                     --------    --------    --------    --------    --------
  Net Asset Value, End of the Year   $ 33.89     $ 30.79     $ 29.58     $ 26.06     $ 27.43
                                     --------    --------    --------    --------    --------
                                     --------    --------    --------    --------    --------
      Total Return                     10.07 %      4.09 %     13.51 %     (4.99)%     11.64 %

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses                             (0.81)%     (0.80)%     (0.84)%     (0.82)%     (0.87)%
  Investment income--net                6.32 %      5.94 %      5.95 %      5.51 %      5.22 %
Portfolio Turnover Rate                69.29 %     17.14 %     18.21 %      8.54 %    170.16 %
Net Assets at End of the Year
  ($1,000's)                         $147,139    $150,304    $140,127    $136,210    $146,918

                 -----------------------------------------
                 * Using average units basis.

                                                 INTERMEDIATE-TERM BOND FUND
                                     ----------------------------------------------------
                                       Year       Year       Year       Year       Year
                                      Ended      Ended      Ended      Ended      Ended
                                     9/30/97    9/30/96    9/30/95    9/30/94    9/30/93
                                     --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout
  the year)
Net Asset Value, Beginning of Year   $ 29.30    $ 28.01    $ 25.40    $ 25.95    $ 24.20
                                     --------   --------   --------   --------   --------
Income from Investment Operations:

    Investment income--net              1.78       1.74       1.66       1.46       1.48

    Net realized and unrealized
      gain (loss) on investments        0.47      (0.45)      0.95      (2.01)      0.27
                                     --------   --------   --------   --------   --------
      Total from Investment
        Operations                      2.25       1.29       2.61      (0.55)      1.75
                                     --------   --------   --------   --------   --------
  Net Asset Value, End of the Year   $ 31.55    $ 29.30    $ 28.01    $ 25.40    $ 25.95
                                     --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------
      Total Return                      7.68%      4.61%     10.28%     (2.12)%     7.23%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses                             (1.04)%    (0.98)%    (0.98)%    (0.95)%    (1.07)%
  Investment income--net                5.86%      6.06%      6.27%      5.68%      5.95%
Portfolio Turnover Rate                67.95%     13.20%     15.95%     17.92%     12.39%
Net Assets at End of the Year
  ($1,000's)                         $68,389    $74,754    $90,482    $89,780    $97,796

                 -----------------------------------------
                 * Using average units basis.

                                                       SHORT-TERM INVESTMENT FUND
                                          ----------------------------------------------------
                                            Year       Year       Year       Year       Year
                                           Ended      Ended      Ended      Ended      Ended
                                          9/30/97    9/30/96    9/30/95    9/30/94    9/30/93
                                          --------   --------   --------   --------   --------
Per Unit Operating Performance:*
 (for a unit outstanding throughout the
  year)
Net Asset Value, Beginning of Year        $ 20.24    $ 19.31    $ 18.36    $ 17.83    $ 17.43
                                          --------   --------   --------   --------   --------
Income from Investment Operations:

    Investment income--net                   0.97       0.94       0.93       0.53       0.43

    Net realized and unrealized gain
      (loss) on investments                  0.02      (0.01)      0.02       0.00      (0.03)
                                          --------   --------   --------   --------   --------
      Total from Investment Operations       0.99       0.93       0.95       0.53       0.40
                                          --------   --------   --------   --------   --------
  Net Asset Value, End of the Year        $ 21.23    $ 20.24    $ 19.31    $ 18.36    $ 17.83
                                          --------   --------   --------   --------   --------
                                          --------   --------   --------   --------   --------
      Total Return                           4.89%      4.82%      5.17%      2.97%      2.29%

Ratios/Supplemental Data

Ratios to Average Net Assets
  Expenses                                  (0.80)%    (0.80)%    (0.80)%    (0.80)%    (0.89)%
  Investment income--net                     4.67%      4.76%      4.94%      2.92%      2.43%
Decrease in above expense ratio due to
  fee waiver                                 0.45%      0.39%      0.34%      0.32%        --
Net Assets at End of the Year ($1,000's)  $27,021    $25,668    $27,360    $29,975    $35,117

                 -----------------------------------------
                 * Using average units basis.

                 INDEPENDENT AUDITOR'S REPORT
                 ---------------------------------------------------------------

                 To the Unitholders and Board of Trustees
                 RSI Retirement Trust

                     We have audited the combined and individual statements of
                 assets and liabilities, including the statements of investments, of the Core Equity Fund, Emerging Growth Equity Fund, Value Equity Fund, International Equity Fund, Actively Managed Bond Fund, Intermediate-Term Bond Fund and Short-Term Investment Fund (the "Investment Funds") of the RSI Retirement Trust as of September 30, 1997, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                     We conducted our audits in accordance with generally
                 accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                     In our opinion, the financial statements and financial
                 highlights referred to above present fairly, in all material respects, the financial position of the Investment Funds of RSI Retirement Trust at September 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                     [SIGNATURE]

                                                    New York, New York
                                                    October 31, 1997

1997 ANNUAL MEETING
RESULTS
                     On July 29, 1997, RSI held its Annual Meeting of Trust
                 Participants to consider: (1) the election of five Trustees for terms of three years; (2) ratification or rejection of McGladrey & Pullen, LLP as independent accountants of RSI for the fiscal year ending September 30, 1997; (3) to approve the new investment sub-advisory agreement between RSI and HLM Management Company, Inc., and (4) to approve the new management agreement between RSI and Retirement System Investors Inc. These results, which are unauditied, follow.

                  PROPOSAL 1: ELECTION OF TRUSTEES
--------------------------------------------------------------------
              SHARES      % OF SHARES      % OF OUTSTANDING SHARES
NOMINEE:
Herbert G. Chorbajian
FOR         10,374,680         99.98                  74.60
AGAINST          1,653           .02                    .01
ABSTAIN              0            --                     --

NOMINEE:
James P. Cronin
FOR         10,375,203         99.99                  74.60
AGAINST          1,130           .01                    .01
ABSTAIN              0            --                     --

NOMINEE:
Ralph L. Hodgkins, Jr.
FOR         10,374,968         99.99                  74.60
AGAINST          1,365           .01                    .01
ABSTAIN              0            --                     --

NOMINEE:
William L. Schrauth
FOR         10,374,680         99.98                  74.60
AGAINST          1,653           .02                    .01
ABSTAIN              0            --                     --

NOMINEE:
William E. Swan
FOR         10,375,203         99.99                  74.60
AGAINST          1,130           .01                    .01
ABSTAIN              0            --                     --

          PROPOSAL 2: APPROVAL OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------

              SHARES      % OF SHARES      % OF OUTSTANDING SHARES
FOR         10,370,714         99.95                  74.57
AGAINST          2,529           .02                    .02
ABSTAIN          3,090           .03                    .02

     PROPOSAL 3: APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT
--------------------------------------------------------------------

              SHARES      % OF SHARES      % OF OUTSTANDING SHARES
FOR            895,737         99.83                  73.45
AGAINST            711           .08                    .06
ABSTAIN            775           .09                    .06

          PROPOSAL 4: APPROVAL OF NEW MANAGEMENT AGREEMENT
--------------------------------------------------------------------

              SHARES      % OF SHARES      % OF OUTSTANDING SHARES
FOR            894,211         99.67                  73.33
AGAINST          2,266           .25                    .19
ABSTAIN            746           .08                    .06

                 OFFICERS
                 ---------------------------------------------------------------
                 William Dannecker, President
                 James P. Coughlin, C.F.A., Executive Vice President and Chief Investment Officer
                 Stephen P. Pollak, Esq., Executive Vice President, Counsel and Secretary
                 John F. Meuser, Senior Vice President and Treasurer
                 Durando J. Saccente, Senior Vice President
                 Veronica A. Fisher, Vice President and Assistant Treasurer Chris R. Kaufman, First Vice President
                 Herbert Kuhl, Jr., C.F.A., First Vice President
                 Stephen A. Hughes, Second Vice President
                 Deborah A. Modzelewski, Second Vice President
                 Heidi Viceconte, Second Vice President

                 CONSULTANTS
                 ---------------------------------------------------------------
                 Actuarial--Retirement System Consultants Inc.
                 Administrative and Recordkeeping--Retirement System Consultants Inc.
                 Investments--Hewitt Associates

                 INVESTMENT MANAGERS
                 ---------------------------------------------------------------
                 Friess Associates, Inc.
                 HLM Management Company, Inc. (Replaced The Putnam Advisory Company, Inc., effective April 1, 1997)
                 Morgan Grenfell Investment Services Limited
                 Retirement System Investors Inc.

                 CUSTODIANS
                 ---------------------------------------------------------------
                 The Chase Manhattan Bank
                 Custodial Trust Company

                 DISTRIBUTOR
                 ---------------------------------------------------------------
                 Retirement System Distributors Inc.

                 TRANSFER AGENT
                 ---------------------------------------------------------------
                 Retirement System Consultants Inc.

                 INDEPENDENT AUDITORS
                 ---------------------------------------------------------------
                 McGladrey & Pullen, LLP

                 COUNSEL
                 ---------------------------------------------------------------
                 Shereff, Friedman, Hoffman & Goodman, LLP

                 BOARD OF TRUSTEES
                 ---------------------------------------------------------------
                 Herbert G. Chorbajian
                   Chairman, President and Chief Executive Officer
                   ALBANK, FSB, NY

                 Candace Cox
                   President and Chief Investment Officer
                   NYNEX Asset Management Co., NY

                 James P. Cronin
                   President, Treasurer and Chief Executive Officer The Dime Savings Bank, Norwich, CT

                 William Dannecker
                   President and Chief Executive Officer
                   Retirement System Group Inc., NY

                 Eugene C. Ecker
                   Pension and Group Insurance Consultant

                 Covington Hardee
                   Retired Chairman
                   The Lincoln Savings Bank, FSB, NY

                 Ralph L. Hodgkins, Jr.
                   Retired Chief Executive Officer
                   Mid Maine Savings Bank, FSB, ME

                 Maurice E. Kinkade
                   Director of Development
                   Maplebrook School
                   President, KINCO Management

                 Willliam G. Lillis
                   Real Estate Consultant

                 William L. Schrauth
                   President and Chief Executive Officer
                   The Savings Bank of Utica, NY

                 William E. Swan
                   President and Chief Executive Officer
                   Lockport Savings Bank, NY

                 Raymond L. Willis
                   Private Investments

THE INFORMATION CONTAINED HEREIN SHALL NOT BE CONSTRUED TO BE OR CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO BUY UNITS IN THE RSI RETIREMENT TRUST. SALES OF UNITS IN THE TRUST MAY BE MADE ONLY IN THOSE STATES WHERE SUCH UNITS ARE EXEMPT FROM REGISTRATION OR HAVE BEEN QUALIFIED FOR SALE. TOTAL RETURNS ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. FUTURE PERFORMANCE AND UNIT NET ASSET VALUE WILL FLUCTUATE SO THAT UNITS, IF REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

                              ANNUAL REPORT
                                  1997

                           RSI RETIREMENT TRUST
                                  [LOGO]


                         CORE EQUITY FUND
                         VALUE EQUITY FUND
                         EMERGING GROWTH EQUITY FUND
                         INTERNATIONAL EQUITY FUND
                         ACTIVELY MANAGED BOND FUND
                         INTERMEDIATE-TERM BOND FUND
                         SHORT-TERM INVESTMENT FUND
                         DEDICATED BOND FUND




                               BROKER/DEALER:

                             RETIREMENT SYSTEM
                             Distributors Inc.

                               P.O. Box 2064
                           Grand Central Station
                          New York, NY 10163-2064